QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(a) or §240.14a-12
CSG SYSTEMS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

CSG Systems International, Inc.
7887 East Belleview Avenue, Suite 1000
Englewood, Colorado 80111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2005

        The annual meeting of stockholders of CSG Systems International, Inc. (the "Company") will be held at the office of the Company, 7887 East Belleview Avenue, Suite 1000, Englewood, Colorado, on Friday, May 27, 2005, at 8:00 a.m., for the following purposes:

1.
To elect two Class II Directors.

2.
To consider and vote on a proposed 2005 Stock Incentive Plan.

3.
To transact such other business as properly may come before the meeting or any adjournments thereof.

        The Board of Directors fixed the close of business on March 29, 2005, as the record date for determining the stockholders of the Company who are entitled to notice of and to vote at the meeting and any adjournment thereof.

        All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

Joseph T. Ruble Secretary

April 5, 2005

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE ENCLOSED ENVELOPE IS MAILED IN THE UNITED STATES. YOU ALSO MAY FILE YOUR PROXY BY TELEPHONE OR THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY. THE PROXY WILL NOT BE USED IF YOU ATTEND THE MEETING IN PERSON AND SO REQUEST.

CSG Systems International, Inc.
7887 East Belleview Avenue, Suite 1000
Englewood, Colorado 80111

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

May 27, 2005

        This Proxy Statement is furnished by the Board of Directors (the "Board") of CSG Systems International, Inc. (the "Company") in connection with the Board's solicitation of proxies for use at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the office of the Company, 7887 East Belleview Avenue, Suite 1000, Englewood, Colorado, on Friday, May 27, 2005, at 8:00 a.m., and at any adjournments of the Annual Meeting. All proxies will be voted in accordance with the instructions contained in such proxies; if no choice is specified, the proxies will be voted in favor of the director nominees named in this Proxy Statement and in favor of the proposed 2005 Stock Incentive Plan. A stockholder may revoke a proxy at any time before it is exercised either by giving written notice to that effect to the Secretary of the Company, by delivering to the Company a properly signed proxy bearing a later date or by attending the Annual Meeting and voting in person.

        The Board fixed the close of business on March 29, 2005, as the record date for determining the stockholders of the Company who are entitled to notice of and to vote at the Annual Meeting. At the close of business on March 29, 2005, there were outstanding and entitled to vote at the Annual Meeting 50,419,288 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"). Each share is entitled to one vote.

        The Company will bear all costs of this solicitation of proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, and their appointed agents may solicit proxies in person or by telephone, e-mail, facsimile or other means. The Company will request banks, brokers and other fiduciaries to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse such banks, brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy material.

        The Company is first mailing this Proxy Statement and the accompanying proxy card on or about April 15, 2005, to persons who were stockholders of the Company at the close of business on the record date.

Quorum and Votes Required

        A majority of the shares of Common Stock outstanding on the record date is required to be present or represented by proxy at the Annual Meeting in order to have the quorum necessary to take action at the Annual Meeting. Assuming that a quorum is present at the Annual Meeting, the two nominees for election as the Class II directors who receive the greatest number of votes cast in the election of directors will be elected as the Class II directors. Approval of the proposed 2005 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on such matter.

        Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspector appointed for the Annual Meeting. The inspector will treat abstentions as Common Stock that is present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to stockholders for a vote. Abstentions will have no effect in the director election but will have the effect of a "no" vote with respect to other matters voted upon. If a broker indicates on a proxy that such broker does not have discretionary authority to vote on a particular matter and has not received voting instructions from the beneficial owner as to certain shares of Common Stock, then (unless otherwise required by Delaware law) such shares will not be counted in determining the number of votes required for approval of such matter; however, such "broker non-votes" will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The first table below sets forth each person known by the Company to own beneficially more than 5% of the outstanding Common Stock as of December 31, 2004. The second table below sets forth to the Company's knowledge the beneficial ownership of Common Stock by each director and each executive officer of the Company named in the Summary Compensation Table, individually, and by all directors and executive officers of the Company as a group as of January 31, 2005.

Principal Stockholders

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding
Barclays Global Investors, NA Barclays Global Fund Advisors Barclays Global Investors, Ltd. Barclays Global Investors Japan Trust & Banking Company Limited Barclays Life Assurance Company Limited Barclays Bank PLC Barclays Capital Securities Limited Barclays Capital Inc. Barclays Private Bank & Trust (Isle of Man) Limited Barclays Private Bank and Trust (Jersey) Limited Barclays Bank Trust Company Limited Barclays Bank (Suisse) SA Barclays Private Bank Limited Bronco (Barclays Cayman) Limited Hymf Limited Palomino Limited 45 Fremont Street San Francisco, California 94105	7,920,622	(1)	15.53%
Sterling Capital Management LLC Sterling MGT, Inc. Eduardo A. Brea Alexander W. McAlister David M. Ralston Brian R. Walton Mark Whalen 4064 Colony Road, Suite 300 Charlotte, North Carolina 28211	4,844,755	(2)	9.50%

FMR Corp. Edward C. Johnson 3d Abigail P. Johnson Fidelity Management & Research Company Fidelity Low Priced Stock Fund 82 Devonshire Street Boston, MA 02109	3,437,438	(3)	6.74%
Ahmet H. Okumus 850 Third Avenue, 10th Floor New York, New York 10022	3,054,135	(4)	5.99%
LSV Asset Management 1 North Wacker Drive., Suite 4000 Chicago, Illinois 60606	3,000,103	(5)	5.88%

(1)
Barclays Global Investors, NA ("Investors"), Barclays Global Fund Advisors ("Advisors"), Barclays Global Investors, Ltd. ("Limited"), and Palomino Limited ("Palomino") along with the other entities identified have filed with the United States Securities and Exchange Commission (the "SEC") on February 14, 2005, a joint Schedule 13G stating that (i) Investors beneficially owns 6,700,617 of these shares, with sole voting power with respect to 6,014,047 shares and sole dispositive power with respect to 6,700,617 shares, (ii) Advisors beneficially owns 806,932 of these shares with sole voting power with respect to 800,289 shares and sole dispositive power with respect to 806,932 shares, (iii) Limited beneficially owns 203,534 of these shares with sole voting and dispositive power, and (iv) Palomino beneficially owns 209,539 of these shares with sole voting and dispositive power.

(2)
Sterling Capital Management LLC ("Sterling"), Sterling MGT, Inc. ("Sterling Management"), Eduardo A. Brea, Alexander W. McAlister, David M. Ralston, Brian R. Walton and Mark Whalen have filed with the SEC on January 6, 2005, a joint amended Schedule 13G stating that they have shared voting power and shared dispositive power with respect to these shares. Such filing also states that (i) Sterling Management is the managing member of Sterling, (ii) Messrs. Brea, McAlister, Ralston, Walton and Whalen are controlling shareholders of Sterling Management and (iii) Sterling is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, these shares.

(3)
FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson have filed with the SEC on February 14, 2005, a joint amended Schedule 13G stating that (i) Fidelity Management and Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp., is the beneficial owner of 3,392,238 of these shares as a result of its acting as investment adviser to various registered investment companies (the "Funds"), (ii) Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Funds each has sole power to dispose of the 3,392,238 shares owned by the Funds, (iii) neither FMR Corp. nor Edward Johnson 3d has the sole power to vote or direct the voting of the shares owned by the Funds, and Fidelity carries out the voting of the shares owned by the Funds under written guidelines established by the Funds' Boards of Trustees, (iv) Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 45,200 shares as a result of its serving as investment manager of the institutional account(s), (v) Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 45,200 shares owned by the institutional account(s), and (vi) members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp. and may be deemed to be a controlling group with respect to FMR Corp.

(4)
Ahmet H. Okumus ("Okumus") filed with the SEC on February 10, 2005, an amended Schedule 13G stating that Okumus beneficially owns all of these shares with sole voting and dispositive powers. The Schedule 13G further states that the shares are beneficially owned by (a)(i) Okumus Opportunity Fund, Ltd., (ii) Okumus Leveraged Opportunity Fund, Ltd., (iii) Okumus Technology Value Fund, Ltd., (iv) Okumus Market Neutral Fund, Ltd., and (v) Okumus Diversified Value Fund, Ltd., all of which are international business companies incorporated in the British Virgin Islands, for which Okumus Capital, LLC, a Delaware limited liability company of which Okumus is the managing member, serves as the investment manager; (b) Okumus Opportunity Partners, LP, for which Okumus Advisors, LLC, of which Okumus is the managing member, serves as general partner and investment advisor; (c) Okumus Technology Value Partners, LP, for which Okumus Technology Advisors, LLC, of which Okumus is the managing member, serves as general partner and investment advisor; (d) Okumus Market Neutral Partners, LP, for which Okumus Market Neutral Advisors, LLC, of which Okumus is the managing member, serves as general partner and investment advisor; and (e) Okumus Diversified Value Partners, L.P., for which Okumus Diversified Advisors, LLC, of which Okumus is the managing member, serves as general partner and investment advisor.

(5)
LSV Asset Management ("LSV") filed with the SEC on February 10, 2005, a Schedule 13G stating that LSV has the sole power to vote 2,187,541 of these shares and sole dispositive powers with respect to all of these shares.

Directors and Executive Officers

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)(2)(3)(4)		Percentage of Common Stock Outstanding
George F. Haddix	282,157		*
Neal C. Hansen	460,778	(5)	*
Peter E. Kalan	233,541		*
Alan Michels	65,972		*
Edward C. Nafus	330,432		*
Janice I. Obuchowski	64,085		*
Bernard W. Reznicek	58,261		*
Robert Michael Scott	51,663	(6)	*
Frank V. Sica	130,549		*
Donald V. Smith	36,667		*
All directors and executive officers as a group (10 persons)	1,714,105		3.35

*
Less than 1% of the outstanding Common Stock.

(1)
Each person named has sole voting and investment power over the shares owned by him or her, except as indicated in footnote (5).

(2)
Includes 56,167, 80,000, 39,100, 160,120, 60,167, 48,167, 58,867 and 30,667 shares subject to currently exercisable options which are held by Dr. Haddix, Mr. Hansen, Mr. Kalan, Mr. Nafus, Ms. Obuchowski, Mr. Reznicek, Mr. Sica and Mr. Smith and all directors and executive officers as a group, respectively.

(3)
Includes 25,000 shares subject to options held by each of Messrs. Kalan and Nafus, 3,750 shares subject to options held by Mr. Scott, and 53,750 shares subject to options held by all directors and executive officers as a group, which options are exercisable with respect to such shares within 60 days after January 31, 2005.

(4)
Includes restricted shares of Common Stock awarded under the 1996 Stock Incentive Plan of the Company. Each holder of restricted shares may vote such shares but may not sell, transfer or encumber such shares until they vest in accordance with the applicable restricted stock award agreement. Persons named in this table hold the following number of restricted shares as of January 31, 2005:

Name	Number of Restricted Shares
Neal C. Hansen	285,139
Peter E. Kalan	140,208
Alan Michels	65,972
Edward C. Nafus	130,208
Robert Michael Scott	43,698
(5)
Includes 6,700 shares owned by Hansen Partnership, Ltd., of which Mr. Hansen is General Partner. Mr. Hansen disclaims beneficial ownership to the shares owned by Hansen Partnership, Ltd., except to the extent of his pecuniary interest therein.

(6)
Includes 4,215 shares owned by the Robert Michael Scott Living Trust.

ELECTION OF DIRECTORS

        The Board is divided into three classes presently consisting of two Class I directors, two Class II directors and three Class III directors whose present terms continue until the annual meetings of stockholders of the Company to be held in 2007, 2005 and 2006, respectively, and until their respective successors are elected and qualified.

        Unless the proxy is marked otherwise, the person acting under the accompanying proxy will vote to elect Messrs. Reznicek and Smith as Class II directors. The proxy may not be voted for more than two directors. If a nominee is unable to serve, then the person acting under the proxy may vote the proxy for the election of a substitute nominee. The Company does not presently contemplate that either nominee will be unable to serve.

        The following information relates to the Board's nominees for election at the Annual Meeting and to the other directors of the Company whose terms of office will continue after the Annual Meeting:

Nominees for Election as Class II Directors With Terms Expiring in 2008:

Bernard W. Reznicek	Director since 1997

        Mr. Reznicek, 68, was elected to the Board in January 1997. Mr. Reznicek currently provides consulting services through Premier Enterprises. Mr. Reznicek previously was National Director of Special Markets for Central States Indemnity Company of Omaha, a Berkshire Hathaway company, from January 1997 to January 2003. He has forty years of experience in the electric utility industry, having served as Chairman, President and Chief Executive Officer of Boston Edison Company and

President and Chief Executive Officer of Omaha Public Power District. Mr. Reznicek also serves on the board of Pulte Homes, Inc.

Donald V. Smith	Director since 2002

        Mr. Smith, 62, was elected to the Board in January 2002. Mr. Smith presently serves as Senior Managing Director of Houlihan Lokey Howard & Zukin, Inc., an international investment banking firm with whom he has been associated since 1988. He currently is in charge of the firm's New York office and serves on the board of directors of the firm. From 1978 to 1988, Mr. Smith was employed by Morgan Stanley & Co. Incorporated, where he headed the valuation and reorganization services within that firm's corporate finance group.

Class I Directors With Terms Expiring in 2007:

Edward C. Nafus	Director since 2005

        Mr. Nafus, 64, was elected to the Board in March 2005 and became the Company's Chief Executive Officer on April 1, 2005. Mr. Nafus joined the Company in August 1998 as Executive Vice President and was named the President of the Company's Broadband Services Division in January 2002. From 1978 to 1998, Mr. Nafus held numerous management positions with First Data Corporation. From 1992 to 1998, Mr. Nafus served as Executive Vice President of First Data Corporation and President of First Data Resources.

Janice I. Obuchowski	Director since 1997

        Ms. Obuchowski, 53, was elected to the Board in November 1997. Ms. Obuchowski is President of Freedom Technologies, Inc., a public policy and corporate strategy consulting firm specializing in telecommunications, since 1992. In 2003, Ms. Obuchowski was appointed by President George W. Bush to serve as Ambassador and Head of the U.S. Delegation to the World Radio Communications Conference. She has served as Assistant Secretary for Communications and Information at the Department of Commerce and as Administrator for the National Telecommunications and Information Administration. Ms. Obuchowski currently serves on the boards of Orbital Sciences Corporation and Stratos Global Corporation.

Class III Directors With Terms Expiring in 2006:

George F. Haddix, Ph.D.	Director since 1994

        Dr. Haddix, 66, is a co-founder of the Company and was the President and Chief Technical Officer of the Company from its formation in 1994 until September 1997. He has served as a director of the Company since its formation in 1994. Dr. Haddix currently is a private investor and also serves as chief executive officer of PKWARE, Inc., a privately owned software company. Subsequent to his retirement as an employee of the Company at the end of 1997, Dr. Haddix served until December 1999 as a consultant to the Company with respect to its technical management and administration. From 1991 until co-founding the Company, Dr. Haddix was a private investor. From 1989 to 1991, Dr. Haddix was a General Partner in Hansen, Haddix and Associates, a partnership which provided advisory management services to suppliers of software products and services. From 1987 to 1989, Dr. Haddix served as President and Chief Executive Officer of US WEST Network Systems, Inc. Dr. Haddix also is a director of infoUSA Inc.

Neal C. Hansen	Director since 1994

        Mr. Hansen, 64, is a co-founder of the Company and has been Chairman of the Board and a director of the Company since its formation in 1994. Mr. Hansen also served as the Company's Chief Executive Officer from its formation until March 31, 2005. From 1991 until co-founding the Company, Mr. Hansen served as a consultant to several software companies, including First Data Corporation ("FDC"). From 1989 to 1991, Mr. Hansen was a General Partner in Hansen, Haddix and Associates, a partnership which provided advisory management services to suppliers of software products and services. From 1983 to 1989, Mr. Hansen was Chairman and Chief Executive Officer of US WEST Applied Communications, Inc. and President of US WEST Data Systems Group. From 1971 to 1983, Mr. Hansen served in a variety of executive positions with FDC and in 1982 was responsible for the development of FDC's cable television processing division, which was acquired by the Company in 1994.

Frank V. Sica	Director since 1994

        Mr. Sica, 54, has served as a director of the Company since its formation in 1994. Mr. Sica currently is Senior Advisor to Soros Funds Management LLC. Mr. Sica was Managing Partner for Soros Private Funds Management from May 1998 through December 2003 and helped to oversee the Quantum Realty Partners operations. Before joining Soros, Mr. Sica was a Managing Director and Co-head of Merchant Banking at Morgan Stanley Dean Witter & Co. Mr. Sica is a director of Emmis Communications Corporation, JetBlue Airways Corporation and Kohl's Corporation.

Other Board Information

        There are no family relationships between any of the directors or executive officers of the Company. There are no arrangements between any director, nominee or executive officer of the Company and any other person pursuant to which such director, nominee or executive officer was selected for such position.

        The Board has determined that Dr. Haddix, and Messrs. Reznicek, Sica and Smith and Ms. Obuchowski, who are all of the present non-employee directors of the Company, are "independent directors" as defined in the applicable rule of the National Association of Securities Dealers, Inc. (the "NASD").

        During 2004, the Board held sixteen meetings and on one other occasion acted by unanimous written consent. During 2004, all directors of the Company attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they serve.

        The Board has established a process for stockholders of the Company to send communications to the Board or to a specified individual member of the Board. Such communications should be in writing and sent to the Board or such individual director in care of the Secretary of the Company at the address shown on the first page of this Proxy Statement. Depending upon the subject matter of the communication, the Secretary of the Company will either (i) forward the communication to all of the members of the Board or to the individual member of the Board to whom the communication is addressed, (ii) forward a communication relating to accounting, internal accounting controls or auditing matters to the chair of the Audit Committee of the Board, (iii) attempt to respond directly to an inquiry or request involving publicly available information about the corporation or its stock or (iv) not forward the communication if it is primarily commercial in nature or relates to an improper or irrelevant topic. The Secretary of the Company will maintain a log of all communications addressed to the Board or an individual member of the Board which are not forwarded in accordance with this policy; directors of the Company may review such log at any time and request copies of any of such communications.

        Historically, very few stockholders of the Company have attended the Company's annual meetings of stockholders. Accordingly, the Company's policy is that employee directors of the Company are expected to attend annual meetings of stockholders of the Company if their schedules permit and that non-employee members of the Board are not expected to attend annual meetings of stockholders but may do if they so desire. One of the Company's directors, Mr. Hansen, attended the 2004 annual meeting of stockholders.

Audit Committee

        The Board has a standing Audit Committee, presently composed of Ms. Obuchowski, Dr. Haddix and Mr. Reznicek (Chair). The Committee's purpose, as currently set forth in its charter, is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee Charter is available on the Company's web site under Investor Relations, Corporate Governance, at http://www.csgsystems.com. Information on the Company's web site is not incorporated by reference in this Proxy Statement. As required by the Audit Committee Charter, all of the members of the Audit Committee are "independent directors" as defined in the applicable NASD rule and also satisfy the other requirements of the NASD rule applicable to audit committee members. The Board has determined that Dr. Haddix and Mr. Reznicek are "audit committee financial experts" as defined by the SEC. The Audit Committee held five meetings during 2004.

Compensation Committee

        The Board has a standing Compensation Committee, presently composed of Messrs. Reznicek, Sica (Chair) and Smith. The Compensation Committee Charter provides, among other things, that the Committee is to review and recommend to the Board the Company's senior management compensation and benefits policies generally, evaluate the performance of the Company's executive officers and review and recommend to the Board the compensation of the Company's executive officers. The Compensation Committee also is responsible for the administration of and the granting of stock options and other awards under the Company's 1995 Incentive Stock Plan, 1996 Stock Incentive Plan and 2001 Stock Incentive Plan, and—if approved by the stockholders—the 2005 Stock Incentive Plan. The Compensation Committee Charter is available on the Company's web site under Investor Relations, Corporate Governance, at http://www.csgsystems.com. Information on the Company's web site is not incorporated by reference in this Proxy Statement. As required by the Compensation Committee Charter, all of the members of the Committee are "independent directors" as defined in the applicable NASD rule and also are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986. The Compensation Committee held seven meetings during 2004 and on three other occasions acted by unanimous written consent.

Nominating and Corporate Governance Committee

        The Board has a standing Nominating and Corporate Governance Committee, presently composed of Ms. Obuchowski (Chair), Dr. Haddix and Mr. Reznicek. The Nominating and Corporate Governance Committee Charter provides, among other things, that the Committee is to identify individuals qualified to become Board members, recommend to the Board nominees for election as directors, recommend directors for appointment to Board committees, evaluate the Board's performance, review and recommend to the Board the compensation of the Company's directors and develop and recommend to the Board the Company's Corporate Governance Guidelines and Code of Business Conduct and Ethics. The Nominating and Corporate Governance Committee Charter is available on the Company's web site under Investor Relations, Corporate Governance, at

http://www.csgsystems.com. Information on the Company's web site is not incorporated by reference in this Proxy Statement. As required by the Nominating and Corporate Governance Committee Charter, all of the members of the Committee are "independent directors" as defined in the applicable NASD rule. The Nominating and Corporate Governance Committee held six meetings during 2004.

        In recommending to the Board nominees for election as directors, the Nominating and Corporate Governance Committee reviews the present composition of the Board to determine the qualities, skills and areas of expertise (including but not limited to financial and accounting expertise) needed to enable the Board and its committees to properly discharge their responsibilities. The Committee considers it necessary for the Board to have at least one of its independent members qualify as an "audit committee financial expert" and takes that requirement into account in making its recommendations to the Board. While the Committee has not established other specific minimum requirements for service on the Board, when assessing and determining a candidate's qualifications, the Committee considers among other things the number and type of other boards on which the candidate serves; other business and professional commitments of the candidate and potential conflicts of interest; the ability and willingness of a candidate to devote the required amount of time to the candidate's responsibilities as a Board member and as a member of one or more committees of the Board; the age, background, reputation, independence, experience, skills and judgment of the candidate; and the diversity of the Board's membership. Directors, while relying on the honesty and integrity of the Company's senior management and its outside advisors and auditors, are expected to exercise their best business judgment when acting on behalf of the Company and its stockholders and to adhere to the applicable provisions of the Company's Code of Business Conduct and Ethics.

        The Committee will consider qualified nominees for election as directors recommended by the Company's stockholders. A stockholder who wishes to recommend a nominee for consideration by the Committee should submit the recommendation in writing to the Secretary of the Company at the address shown on the first page of this Proxy Statement, indicating the proposed nominee's qualifications and other relevant biographical information and providing written confirmation of the proposed nominee's consent to serve as a director if nominated and elected. The Secretary of the Company will forward legitimate recommendations from stockholders to the chair of the Committee for further review and consideration. The bylaws of the Company provide that stockholder nominations of persons for election to the Board (as distinguished from recommendations to the Committee) are subject to certain advance notice and informational requirements; stockholders may obtain a copy of the relevant bylaw provisions from the Secretary of the Company at the address shown on the first page of this Proxy Statement.

        Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has adopted a Code of Business Conduct and Ethics applicable to all of the directors, officers and employees of the Company and its subsidiaries. The Company's Code of Business Conduct and Ethics and the Company's Corporate Governance Guidelines are available on the Company's web site under Investor Relations, Corporate Governance, at http://www.csgsystems.com. Information on the Company's web site is not incorporated by reference in this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in the applicable regulations) and directors, and persons who beneficially own more than 10% of a class of the Company's equity securities registered under such Act, to file certain reports of ownership and changes of ownership of the Company's equity securities with the SEC. Officers, directors and more than 10% stockholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms which they file.

        Based solely on its review of the copies of such forms submitted to it, or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that all filing requirements applicable to its officers and directors were complied with for the year ended December 31, 2004, except that in December 2004 Dr. Haddix filed a Form 4 report one week late with respect to his sale of certain shares of Common Stock pursuant to his Rule 10b5-1 plan.

Compensation of Directors

        During the period from January 1, 2004, through September 30, 2004, each non-employee director of the Company was entitled to receive an annual retainer fee of $30,000 payable in quarterly installments, a meeting attendance fee of $1,000 for attendance at a meeting of the Board and a meeting attendance fee of $750 for attendance at a meeting of a committee of the Board. Each chairperson of a committee of the Board also was entitled to receive an annual retainer fee of $8,000 payable in quarterly installments. Effective October 1, 2004, the annual retainer fee for non-employee directors was increased to $39,000, and the annual retainer fee for the chairperson of the Audit Committee of the Board was increased to $16,000.

        On February 24, 2005, the Board provided that each non-employee director of the Company is entitled to receive an annual retainer fee of $45,000 payable in quarterly installments, a meeting attendance fee of $2,000 for attendance at a meeting of the Board and a meeting attendance fee of $1,250 for attendance at a meeting of a committee of the Board. The chairperson of the Audit Committee of the Board is entitled to receive an annual retainer fee of $16,000 payable in quarterly installments, and the chairpersons of the Compensation Committee of the Board and the Nominating and Corporate Governance Committee of the Board are entitled to receive an annual retainer fee of $8,000 payable in quarterly installments.

        A director who is an officer or employee of the Company does not receive additional compensation for serving as a director or committee member. No officers or employees of the Company currently serve on any committee of the Board.

        The Company has a Stock Option Plan for Non-Employee Directors (the "Directors Plan") which was approved by the stockholders of the Company in 1997. Historically, the Company granted options to purchase Common Stock under the Directors Plan on a cycle approximately coinciding with a non-employee director's initial election to the Board and the three-year anniversaries of such election. In May 2003, the Company modified such practice by providing for a single three-year grant cycle for all non-employee directors approximately coinciding with the annual meeting of the Company's stockholders held every third year and, to initially place all of the present non-employee directors on such new three-year cycle, granted options to such directors based upon the months elapsed since a director had received his or her most recent three-year grant.

        The Company made no stock option grants to non-employee directors during 2004.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

        The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each of its four most highly compensated executive officers who were serving at the end of 2004 for services rendered during 2004.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position During 2004	Year	Salary(1) ($)	Bonus(2) ($)	Other Annual Compensation(3) ($)	Restricted Stock(4) ($)	Stock Options (#)	All Other Compensation(5) ($)
Neal C. Hansen Chairman of the Board and Chief Executive Officer	2004 2003 2002	778,846 750,000 750,000	750,000 — 525,000	63,019 136,371 127,227	— 6,552,000 1,306,800	— — 370,000	9,225 6,000 15,500
Edward C. Nafus Executive Vice President and President of Broadband Services Division	2004 2003 2002	389,423 375,000 375,000	243,750 150,000 170,625	1,394 3,139 3,757	— — 717,742	— 100,000 37,500	14,896 12,250 18,731
Peter E. Kalan Executive Vice President and Chief Financial Officer	2004 2003 2002	363,462 350,000 315,000	227,500 150,000 159,250	1,394 5,609 7,156	— — 986,542	— 100,000 40,000	14,677 11,249 21,449
Alan Michels Executive Vice President, Global Software Services Division(6)	2004	280,385	121,500	—	—	—	6,150
Robert M. Scott Executive Vice President, Broadband Services Division(7)	2004	217,589	95,945	1,023	—	—	11,743

(1)
The annualized salary of Messrs. Hansen, Nafus and Kalan did not increase during 2004; however, the Company pays all of its employees' salaries in arrears every two weeks (each a "pay period"). Due to the 2004 salary payment schedule, the Company paid all of its employees that were employed for the full year 27 pay periods in 2004 instead of the usual 26 pay periods per year.

(2)
Bonuses are annual performance bonuses paid to the executive officers pursuant to the Company's Performance Bonus Plan for a particular year. Such bonuses are based upon the level of achievement of pre-established Company financial objectives and individual performance objectives and are subject to Board approval. The bonus earned for each year generally is paid in the first quarter of the subsequent year.

(3)
The amounts shown include (i) for each year, reimbursements to each named executive officer for income taxes on perquisites and other personal benefits and on the tax reimbursement amounts, (ii) for 2004, perquisites and other personal benefits of $52,152 received by Mr. Hansen, including $34,345 for financial and tax planning and tax preparation services, (iii) for 2003, perquisite and other personal benefits of $81,616 received by Mr. Hansen, including $62,002 for financial and tax planning and tax preparation services, (iv) for 2002, perquisites and other personal benefits of

  $75,851 received by Mr. Hansen, including $37,610 for financial and tax planning and tax preparation services and $21,349 for personal use of the Company's aircraft. With respect to Messrs. Nafus, Kalan, Michels and Scott for all years, the aggregate amount of perquisites and other personal benefits received did not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus reported for such individual and has been excluded from this Table.

(4)
The dollar values of the restricted stock awards shown in this Table are based upon the closing market prices of the Common Stock on the dates of the award grants. The number of restricted shares held by the named executive officers on December 31, 2004, and the value of such shares (based upon the $18.70 closing price of the Common Stock on such date) are as follows:

Executive Officer	Number of Restricted Shares	Value
Neal C. Hansen	427,709	$7,998,158
Edward C. Nafus	30,208	$564,890
Peter E. Kalan	40,208	$751,890
Alan Michels	40,972	$766,176
Robert M. Scott	18,698	$349,653

  In exchange for the cancellation of certain previously granted stock options, on August 30, 2002, the Company granted to Mr. Hansen a restricted stock award under the 1996 Stock Incentive Plan covering 110,000 shares of Common Stock and on January 2, 2003, granted to Mr. Hansen a further restricted stock award under such Plan covering 270,833 shares of Common Stock. The 110,000 restricted shares awarded to Mr. Hansen in August 2002 vested on August 30, 2003, and 90,278 of the restricted shares awarded to Mr. Hansen in January 2003 vested on January 2, 2005. The remaining 180,555 restricted shares awarded in January 2003 will vest in approximately equal installments on January 2, 2006 and 2007. In addition to the 270,833 shares of restricted stock referred to above, on January 2, 2003, the Company granted to Mr. Hansen a separate restricted stock award under such Plan covering 209,167 shares of Common Stock in recognition of his prior and anticipated future services to the Company; 50% of the 209,167 shares have vested (25% on January 2, 2004 and another 25% on January 2, 2005); the other 50% of the 209,167 shares vest in equal amounts on January 2, 2006, and 2007. On August 30, 2002, the Company granted restricted stock awards covering, 60,416 and 50,416 shares of Common Stock to Messrs. Nafus and Kalan, respectively; 25% of such restricted shares vested or will vest on each of August 30, 2003, 2004, 2005 and 2006. On August 22, 2002, the Company granted a separate restricted stock award covering 30,000 shares of Common Stock to Mr. Kalan; 7,500 of such restricted shares vested or will vest on each of August 22, 2003, 2004, 2005 and 2006. In each case, vesting of the restricted shares is subject to the continuous employment of the particular executive officer by the Company until the specified vesting date. However, of the restricted shares shown in the table in this footnote, all of the shares owned by Messrs. Hansen, Nafus and Kalan and 9,322 of the shares owned by Mr. Scott are subject to accelerated vesting upon the death of the particular executive officer while employed by the Company, the termination of the particular executive officer's employment by the Company as a result of certain disabilities or after he has reached the age of 65 years or the occurrence of certain "change of control" events specified in the award agreements. Mr. Hansen will reach the age of 65 years on June 21, 2005, and will retire from the employ of the Company on June 30, 2005, at which time all of his unvested restricted shares will become fully vested. The Company has never paid any dividends on its Common Stock and has no plans to do so at this time.

(5)
All Other Compensation for 2004 for Mssrs. Hansen and Michels consists of employer contributions to the CSG Incentive Savings Plan (a 401(k) plan). All Other Compensation for 2004 for Messrs. Nafus, Kalan and Scott consists of employer contributions to the CSG Incentive Savings Plan (Nafus—$8,646, Kalan—$9,225 and Scott—$6,303) and employer credits to the

  CSG Systems, Inc. Wealth Accumulation Plan (Nafus—$6,250, Kalan—$5,452 and Scott—$5,440). The CSG Systems, Inc. Wealth Accumulation Plan is an unfunded deferred compensation plan which provides for elective salary and incentive compensation deferrals by participants; CSG Systems, Inc., a subsidiary of the Company, matches a participant's deferral up to 25% thereof, with a maximum annual credit of $6,250 per participant.

(6)
Mr. Michels became an executive officer of the Company on November 29, 2004. The table shows all compensation received by Mr. Michels during 2004.

(7)
Mr. Scott became an executive officer of the Company on December 14, 2004. The table shows all compensation received by Mr. Scott during 2004.

No Option Grants in 2004

        The Company did not grant any stock options to the named executive officers during 2004.

Aggregated 2004 Option Exercises and 2004 Year-End Option Values

        The following table sets forth certain information regarding the exercise of stock options during 2004 by the named executive officers and the number and value of their unexercised stock options at December 31, 2004.

			Number of Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004(1)
Name	Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Neal C. Hansen	115,900	975,405	80,000	—	—	—
Edward C Nafus	25,000	228,515	160,120	75,000	—	719,250
Peter E. Kalan	—	—	39,100	75,000	325,096	719,250
Alan Michels	12,500	68,638	—	17,500	—	105,450
Robert Michael Scott	3,750	29,336	—	11,250	—	107,888

(1)
"In-the-Money Options" are options outstanding at the end of 2004 for which the fair market value of the Common Stock at the end of 2004 (closing price of $18.70 per share on December 31, 2004) exceeded the exercise price of the options.

Employment Agreements

Mr. Hansen

        Mr. Hansen currently is employed by the Company pursuant to an employment agreement entered into in November 1998 and amended on six occasions thereafter (the "Agreement"). Although the current expiration date of the Agreement is December 31, 2007, pursuant to the March 2005 sixth amendment to the Agreement, Mr. Hansen resigned as Chief Executive Officer of the Company on March 31, 2005, and will resign as Chairman of the Board of the Company and retire from the employ of the Company on June 30, 2005. Mr. Hansen has agreed to continue to serve as a director of the Company through the remainder of his current term, which expires at the 2006 annual meeting of stockholders of the Company.

        While Mr. Hansen remains in the employ of the Company, the Agreement provides for Mr. Hansen to receive an annual base salary of not less than $400,000 (with annual Consumer Price Index ("CPI") adjustments); his current annual base salary is $750,000. Mr. Hansen also has the opportunity under the Agreement to earn an annual incentive bonus of not less than 65% (currently 100%) of his base salary if the objectives established annually by the Board are fully achieved. The

Agreement also provides certain group insurance coverages, paid vacations and holidays, an automobile allowance, certain expenses of club membership, the right to personal use of the Company's aircraft and various other benefits to Mr. Hansen, including but not limited to certain income tax "gross-up" payments in connection with such aircraft usage.

        The December 2004 fifth amendment to the Agreement provides that, unless Mr. Hansen's employment with the Company is terminated for cause prior to July 1, 2005, on January 2, 2006, Mr. Hansen will be entitled to receive a payment of $1,500,000 from the Company as a severance payment and in lieu of his annual incentive bonus for 2005. Mr. Hansen's current annual base salary will end on June 30, 2005. The December 2004 fifth amendment to the Agreement also requires the Company to provide Mr. Hansen with certain supplemental health insurance during his lifetime after June 30, 2005, and increased from one year to two years after his employment terminates certain restrictions on Mr. Hansen's competition with the Company and his solicitation of the Company's employees.

        Under the Agreement, Mr. Hansen's employment would terminate upon his death prior to June 30, 2005, and the Company may terminate Mr. Hansen's employment in the event of his disability for a continuous period of more than six months or for more than 180 days in the aggregate during any 12-month period. The Company also may terminate Mr. Hansen's employment for "cause", as defined in the Agreement. In the cases of death or disability, Mr. Hansen (or his estate) would be entitled to receive his base salary through the employment termination date and a pro rata portion of his annual incentive bonus for the year in which his employment terminates. In the case of termination for cause, Mr. Hansen would not be entitled to receive any portion of his incentive bonus for the year in which his employment terminates.

        Prior to its December 2004 amendment, the Agreement provided that if Mr. Hansen remained in the employ of the Company until the earlier of his reaching the age of 65 years or the termination of his employment with the Company after the occurrence of a change of control of the Company or under certain other specified circumstances, then, for a period of 10 years after the termination of Mr. Hansen's employment with the Company, he agreed to serve as a consultant to the Board and chief executive officer of the Company with respect to the strategic planning and business development activities of the Company and to provide up to 20 hours of service per month to the Company in such capacity upon the request of the Company. In consideration of his agreement to provide such consulting services, during the 10-year period referred to above (i) Mr. Hansen and other persons designated by him would have been entitled to reasonable personal use of the Company's aircraft (or an equivalent charter aircraft if a Company aircraft is not available) for up to 40,000 miles of air travel per year and (ii) the Company would have been required to provide a private office and certain related services and facilities to Mr. Hansen at a location other than the Company's offices, with a maximum annual cost of $40,000 (adjusted annually for CPI increases). If Mr. Hansen were required to pay any income taxes by reason of such aircraft usage or office and related services and facilities, then the Company would have been required to reimburse him for such income taxes and for any additional income taxes arising from the tax reimbursements. Mr. Hansen will reach the age of 65 years on June 21, 2005.

        The December 2004 amendment to the Agreement replaced the provisions described in the preceding paragraph. Under the new provision, if Mr. Hansen remains in the employ of the Company until the earlier of June 30, 2005, or the termination of his employment by the Company without cause, then, during the period from July 1, 2005, through December 31, 2006, Mr. Hansen agrees to serve as a consultant to the Board and the chief executive officer of the Company with respect to the strategic planning and business development activities of the Company and to provide up to 20 hours of service per month in such capacity. In consideration of Mr. Hansen's agreeing to provide such consulting services and actually providing such consulting services if requested, the Company has agreed to pay Mr. Hansen $8,105,000 in three installments: $4,052,500 on January 2, 2006; $2,026,250 on July 1, 2006;

and $2,026,250 on January 2, 2007. If, on or after July 1, 2005, Mr. Hansen becomes incapable of providing such services because of physical injury, disease or mental illness, then he is excused from providing such services while such incapacity continues but nevertheless will be entitled to receive the payments referred to in the preceding sentence.

        If the Company terminates Mr. Hansen's employment without cause prior to June 30, 2005, then Mr. Hansen would be entitled to continue to receive his base salary through June 30, 2005, and to receive the other post-retirement payments described above.

        If Mr. Hansen dies after his June 30, 2005 resignation and retirement but prior to his receipt of all of the post-retirement payments described above, then the Company is required to make the remaining payments to Mr. Hansen's estate.

Messrs. Nafus and Kalan

        In November 1998 and January 2001, the Company entered into employment agreements with Messrs. Nafus and Kalan, respectively. The agreements currently cover the period from January 1, 2005, through December 31, 2006, and provide for automatic one-year extensions unless, not later than one year prior to a particular December 31, either the Company or the executive notifies the other that such extension shall not occur, in which case the agreement will terminate at the end of its then remaining term. Mr. Nafus' agreement, as amended in March 2005, provides for an annual base salary of not less than $550,000 (his current base salary), an annual incentive bonus target of not less than 100% (his current target) of his base salary, various group insurance coverages, paid vacations and holidays, an automobile allowance and certain financial and tax planning services. Mr. Kalan's agreement provides for a minimum annual base salary of $225,000 (with CPI adjustments), an annual incentive bonus target of not less than 50% of his base salary, paid vacations and holidays and various group insurance coverages; Mr. Kalan's current annual base salary is $400,000, and his current incentive bonus target is 75% of his base salary. The provisions of these agreements in the cases of termination for death, disability or cause are the same as in Mr. Hansen's agreement.

        If the Company terminates the employment of Mr. Nafus or Mr. Kalan without cause prior to a change of control of the Company, then the Company must continue to pay such person's base salary for one year after the termination (less compensation received from another employer) and also must pay such person's annual incentive bonus for the year of termination (payable at the regularly scheduled time and to be not less than such person's incentive bonus for the preceding calendar year) and an additional amount equal to 55% (in the case of Mr. Nafus) or 50% (in the case of Mr. Kalan) of such person's base salary (payable one year after the termination). If the termination without cause occurs after a change of control, then the Company must pay (within 30 days after the termination and without regard to other employment) the person's base salary for two years after the termination, the annual incentive bonus for the year of termination and an additional amount equal to 110% (in the case of Mr. Nafus) or 100% (in the case of Mr. Kalan) of such person's base salary. The agreements contain provisions relating to a constructive termination but require that the employee give notice to the Company of a claimed constructive termination, and the Company then has an opportunity to take appropriate actions to remove the basis for such claim. If Mr. Nafus or Mr. Kalan voluntarily resigns prior to the expiration of his agreement, then he is entitled to receive only his base salary through the employment termination date (unless such date is December 31, in which case he also is entitled to receive his incentive bonus for the year of termination).

        Mr. Nafus' agreement, as amended, also provides that he is entitled to receive a restricted stock award of 50,000 shares of Common Stock if he is employed by the Company on July 1, 2005, and an additional restricted stock award of 50,000 shares of Common Stock if he is employed by the Company on January 1, 2006. Such shares will vest at the rate of 25% on each of the first four anniversaries of the award date if Mr. Nafus is then employed by the Company. Any unvested shares covered by such awards will fully vest upon a change of control of the Company or upon the termination of Mr. Nafus' employment with the Company after March 31, 2008, solely as a result of his voluntary resignation.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors (the "Committee"), consisting entirely of independent non-employee directors, reviews and recommends to the Board senior management compensation and benefits policies generally, evaluates the performance of the Company's executive officers and reviews and recommends to the Board the compensation of the Company's executive officers. The Committee currently is composed of Messrs. Reznicek, Sica (Chairman) and Smith.

Compensation Philosophy

        The Company's senior management compensation program is premised on the belief that the interests of the Company's executives should be closely aligned with those of the Company's stockholders and is designed to attract, retain, motivate and appropriately reward individuals who are responsible for both short-term and long-term profitability and growth of the Company. Based on this philosophy, a significant portion of each executive's total compensation is placed at-risk and linked to the accomplishment of specific Company and individual financial, strategic and other performance objectives, as well as to potential appreciation in the value of the Common Stock.

Compensation Program

        Periodically, we review the Company's overall senior management compensation and benefits policies. Such reviews include consideration of compensation programs adopted by competing companies and by other employers likely to recruit executives with skill sets similar to those which the Company regularly seeks. In connection with such reviews, we have utilized an independent compensation consulting firm to prepare a comprehensive formal assessment of the competitiveness of the Company's senior management compensation program and to compare the several components of the Company's senior management compensation program with those of other publicly owned technology companies. We also utilized an independent compensation consulting firm in connection with particular compensation programs that were implemented for the Company's senior management, including executive officers, in 2002, 2003 and 2004.

        We annually review and recommend to the Board the compensation of the executive officers of the Company, including the Chief Executive Officer, each of whose compensation is presented in detail earlier in this Proxy Statement.

        The key elements of the Company's compensation program for its executive officers consist of annual base salaries, performance bonuses, stock options and restricted stock. Our approach to each of these elements, including the basis for the compensation paid to Mr. Hansen, is discussed below.

Annual Base Salaries

        We initially have determined annual base salaries for executive officers by evaluating the responsibilities of the position, the experience and knowledge of the individual and the scope and complexity of the executive's position relative to other senior management positions both internally and at a select group of other companies. We have based our external comparison on the results of reports prepared by the Company's independent compensation consulting firm, and we take into consideration the compensation practices and programs of other companies which are likely to compete with the Company for the services of senior executive management personnel.

        We determine annual base salary adjustments by evaluating both the position and the performance of each executive officer, taking into account any year-to-year changes in responsibilities and other relevant factors. Individual performance evaluations are based in part upon the executive's achievement of specific individual objectives as well as upon the executive's performance of his overall responsibilities. We also take into account CPI changes, although these have not been a significant consideration in recent years; and each of the Company's executive officers waived the annual CPI adjustment to his base salary for 2004, where applicable.

        In recommending the base salary paid to Mr. Hansen in 2004, we focused our attention primarily on the Company's financial and operational performance in 2003 and our assessment of Mr. Hansen's individual performance. Mr. Hansen waived the annual CPI adjustment to his base salary for 2004; and we recommended that Mr. Hansen's $750,000 base salary for 2003 remain in effect for 2004.

Performance Bonuses

        The Company maintains an annual Performance Bonus Plan (the "Bonus Plan"), which provides for the potential payment of performance bonuses to most of the management employees of the Company who do not receive sales commissions. Executive officers of the Company participate in the Bonus Plan, which is a pay-for-performance plan designed to compensate participants for achieving certain objectives established in the context of the Company's annual financial plan.

        Annually, at the beginning of each year, we review and recommend to the Board targeted levels and minimum threshold levels of Company performance with respect to key financial objectives affecting the executive officers' performance bonuses. For executive officers of the Company, the performance bonus objectives are based primarily upon revenue and earnings of the Company but also take into account their respective areas of responsibility and individual performances. The Company generally pays performance bonuses during the first calendar quarter after the year in which they are earned. The Company's 2004 revenue and earnings on a combined basis resulted in a performance bonus payment to the Company's executive officers at 100% of the target level, and the 2004 performance bonus payments to the Company's executive officers therefore ranged from 45% of year-end base salary to 100% of year-end base salary.

        Mr. Hansen's performance bonus for 2004 was based on the Company's overall revenue and earnings. Mr. Hansen earned a performance bonus of $750,000, representing 100% of his 2004 base salary, based upon the levels of achievement of the applicable Company targets. Mr. Hansen did not receive any performance bonus in 2003.

Stock Options and Restricted Stock

        A further component of executive officers' compensation is the Company's 1996 Stock Incentive Plan. We are responsible for the administration of such plan and the granting of stock options and other awards under such plan to executive officers and other employees of the Company. In 2004, we did not make any stock option grants or restricted stock awards to the executive officers of the Company.

Conclusion

        Through the programs described above, we have based significant portions of the Company's executive compensation directly upon individual and Company performance and upon the future value and potential price appreciation of the Company's stock. We presently intend to continue a policy linking executive compensation to Company performance and stockholder return.

Frank V. Sica, Chairman Bernard W. Reznicek Donald V. Smith

Compensation Committee of the Board of Directors

STOCK PRICE PERFORMANCE

        The following graph compares the cumulative total stockholder return on the Common Stock, the S&P 500 Index and the Company's Standard Industrial Classification ("SIC") Code Index: Computer Processing and Data Preparation and Processing Services during the indicated five-year period. The graph assumes that $100 was invested on December 31, 1999, in the Common Stock and in each of the two indexes and that all dividends, if any, were reinvested.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG CSG SYSTEMS INTERNATIONAL,
S&P 500 COMPOSITE AND DATA PREPARATION & PROCESSING

ASSUMES $100 INVESTED ON DEC. 31, 1999
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2004

PROPOSAL TO APPROVE
THE COMPANY'S 2005 STOCK INCENTIVE PLAN

        On February 24, 2005, the Board adopted, subject to approval by the Company's stockholders, the CSG Systems International, Inc. 2005 Stock Incentive Plan (the "2005 Plan"). The purpose of the 2005 Plan is to foster and promote the long-term financial success of the Company and its subsidiaries and thereby increase stockholder value by providing incentives to those officers and other key employees who are likely to be responsible for achieving such financial success and by attracting and compensating knowledgeable and experienced non-employee directors of the Company whose services on the Board and its committees can assist such officers and other key employees in the achievement of such financial success. The Board believes that participation in the 2005 Plan by employees will increase their commitment to the Company and will more closely link employee compensation and stockholder objectives by focusing the attention of employees on stockholder return. The Board also believes that, by giving non-employee directors of the Company a personal financial stake in the Company, the interests of such directors and the stockholders of the Company will be more closely aligned. Non-employee directors of the Company also receive cash remuneration for their services as described above under "Compensation of Directors".

        The 2005 Plan appears as Appendix I to this Proxy Statement.

        The 2005 Plan will replace the 1996 Stock Incentive Plan of the Company (the "1996 Plan") which the Board has elected to terminate for purposes of further grants when the 2005 Plan becomes effective. At February 28, 2005, 4,962,861 shares of Common Stock of the Company were available for grants under the 1996 Plan; when the 2005 Plan becomes effective, no further grants may be made under the 1996 Plan, but any stock options which are outstanding under the 1996 Plan when the 2005 Plan becomes effective will remain in effect in accordance with their respective terms. If the stockholders of the Company do not approve the 2005 Plan, then the 1996 Plan will remain in effect until by its terms it terminates for purposes of further grants on December 31, 2005.

        As of the date of this Proxy Statement, no stock options or other awards have been granted under the 2005 Plan. It is not possible to state the terms or types of any options or awards that may be granted to executive officers or non-employee directors of the Company or to other officers or employees under the 2005 Plan at a future time or to identify the persons to whom such future grants may be made. Such grants are entirely within the discretion of the Compensation Committee (the "Committee") of the Board, and the Committee has made no decisions with respect to future grants under the 2005 Plan.

Required Vote

        Approval of the 2005 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on such matter.

The Board Recommends a Vote FOR Approval
of the 2005 Plan

Description of the 2005 Plan

        The following summary of the 2005 Plan does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the 2005 Plan, which appears as Appendix I to this Proxy Statement.

        The 2005 Plan authorizes the grant of (i) incentive stock options under the Internal Revenue Code of 1986 (the "Code"), (ii) non-qualified stock options, (iii) stock appreciation rights, (iv) performance unit awards, (v) restricted stock awards and (vi) stock bonus awards to officers and other key employees of the Company or any subsidiary of the Company who are responsible for or contribute to, or are likely to be responsible for or contribute to, the management, growth and success of the Company or such subsidiary and to non-employee directors of the Company. The Company and its subsidiaries currently have approximately 2,500 employees who potentially are eligible to receive a grant under the 2005 Plan, but the Company expects that a substantial proportion of such employees will receive no grant.

        The aggregate number of shares of Common Stock which would be available for issuance pursuant to the 2005 Plan is 12,400,000, which may be authorized and unissued shares or treasury shares. The aggregate number of shares of Common Stock subject to or issuable in payment of a grant or award to any one person in any calendar year may not exceed 480,000. Shares awarded under the 2005 Plan as a stock bonus award, restricted stock award, or performance unit award will be counted against the maximum number of shares of Common Stock which may be issued under the 2005 Plan or to any one person in any calendar year as two shares for every one share granted or issued in payment of such award or by reference to which such award is valued.

        If there is a stock dividend, stock split or other relevant change in the outstanding shares of Common Stock, then the Committee will make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) reserved for issuance under the 2005 Plan, (ii) for which grants or awards may be made to an individual grantee and (iii) covered by outstanding awards or grants, (b) the exercise or other applicable price relating to outstanding awards or grants and (c) the appropriate fair market value and other price determinations relevant to outstanding awards or grants.

        If a stock appreciation right is exercised by a grantee and the Company pays the award in whole or in part in shares of Common Stock, then the number of shares reserved for issuance under the 2005 Plan will be reduced by the number of shares covered by the stock appreciation right as to which such exercise occurs. If a stock appreciation right is exercised by a grantee and the Company pays the award entirely in cash, then the shares covered by the stock appreciation right as to which such exercise occurs will again be available for the grant of awards and options under the 2005 Plan.

        Any shares subject to an option or right which expires or terminates unexercised as to such shares will again be available for the grant of awards or options under the 2005 Plan. Shares of Common Stock granted as restricted stock awards which are reacquired from the grantee pursuant to the terms of the grant and shares of Common Stock retained by the Company in full or partial payment of an option exercise price or withheld by the Company in satisfaction of any tax withholding requirement will not again be available for the grant of awards or options under the 2005 Plan.

        No award or grant under the 2005 Plan may be assigned or transferred by the recipient except by will, the laws of descent and distribution or, in the case of awards or grants other than incentive stock options, pursuant to a qualified domestic relations order.

Administration

        The 2005 Plan is administered by the Committee, which is composed of three directors of the Company who are not employees of the Company or any of its subsidiaries. The Committee has authority to interpret the 2005 Plan, to select the officers and other key employees and the non-employee directors to whom awards or options will be granted, to determine whether and to what extent awards and options will be granted under the 2005 Plan, to determine the types of awards and options to be granted and the amount, size, terms and conditions of each award or grant and to make other relevant determinations and administrative decisions as provided in the 2005 Plan. In general, all decisions and determinations made by the Committee pursuant to the 2005 Plan are final and binding on all persons.

        The Committee may, in its discretion, vary the provisions of the 2005 Plan (with certain exceptions) and establish sub-plans in connection with grants to employees in non-U.S. jurisdictions.

        The Committee may delegate to any officer or officers of the Company any of the Committee's duties, powers and authorities under the 2005 Plan upon such conditions and with such limitations as the Committee may determine; provided, that only the Committee may select for awards or options under the 2005 Plan, and make grants of awards or options under the 2005 Plan to, officers and other key employees of the Company or any subsidiary of the Company who are subject to Section 16 of the Securities Exchange Act of 1934 at the time of such selection or the making of such a grant and non-employee directors of the Company.

Awards and Grants

        Stock Options.    The Committee may grant incentive stock options under the Code (other than to non-employee directors) and non-qualified stock options. The option price per share may not be less than the fair market value of the Common Stock on the date of the grant. The Committee will fix the term of each option at the time of its grant, but such term may not be more than ten years after the date of the grant. The Committee may determine when an option becomes exercisable and may accelerate previously established exercise rights. The Committee may permit payment of the option exercise price in cash or in shares of Common Stock valued at their fair market value on the exercise date. The Committee also may permit the exercise price to be paid by the optionee's delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the applicable sale or loan proceeds required to pay the exercise price.

        If an optionee's employment terminates for any reason other than death or disability, then the optionee generally may exercise an option to the extent it was exercisable at the time of the termination for a period of three months after the termination (but not after the expiration date of the option). However, the Committee has the power to terminate an optionee's rights under an outstanding option if the Committee determines (i) that the optionee's employment was terminated for cause or (ii) that the optionee has engaged or may engage in employment or activities competitive with the Company or a subsidiary or contrary to the best interests of the Company or a subsidiary. If an optionee's employment terminates by reason of disability, then the optionee's options generally will be exercisable for six months after the termination to the extent that the exercise was permitted prior to the termination (but not after the expiration date of the option). If an optionee dies while in the employ of the Company or a subsidiary, then the optionee's options generally will be exercisable by the optionee's personal representative or other successor for 12 months after the date of death to the extent that the exercise was permitted prior to the optionee's death (but not after the expiration date of the option). The Committee may specify other option exercise periods (which may not extend for more than 10 years after the option grant date). The provisions of the 2005 Plan described in this paragraph do not apply to non-employee directors of the Company.

        If an optionee who is a non-employee director of the Company ceases to be a director of the Company for any reason other than retirement from the Board under the circumstances described in this paragraph or death, then the optionee generally may exercise an option (to the extent that it was exercisable at the time the optionee ceased to be a director of the Company) for a period of three months after such time (but not after the expiration date of the option). If an optionee who is a non-employee director of the Company ceases to be a director of the Company (other than by reason of death) and at such time is at least age 65 with ten or more years of service as a non-employee director or is at least age 70 with five or more years of service as a non-employee director, then each outstanding but unexercised option then held by such optionee generally will continue to be or become exercisable for five years or, if sooner, until the expiration of the option. If an optionee who is a non-employee director dies, then each outstanding but unexercised option which had been held by the optionee for at least 12 months at the time of the optionee's death will become exercisable in full (if not already exercisable) upon the optionee's death; and all options which are or become exercisable at the time of the optionee's death may be exercised by the optionee's estate or its beneficiaries until the earlier of three years after the optionee's death or the expiration of the option. At the time of the granting of an option to a non-employee director, the Committee may make provisions for the exercise of the option if the optionee ceases to be a director of the Company which are different than those described above in this paragraph.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights ("SARs") which entitle the grantee to receive, upon the exercise of a SAR, an award equal to all or a portion of the excess of (i) the fair market value of a specified number of shares of Common Stock at the time of the exercise over (ii) a specified price not less than the fair market value of the Common Stock at the time the SAR was granted. A SAR may be granted independently of or in connection with a stock option grant. Upon the exercise of a SAR, the applicable award may be paid in cash or in shares of Common Stock (or a combination thereof) as the Committee may determine. The Committee will fix the term of a SAR at the time of its grant, but such term may not be more than ten years after the date of the grant. The Committee may determine when a SAR becomes exercisable and may accelerate previously established exercise rights.

        The provisions of the 2005 Plan relating to the exercisability of SARs upon the termination of a grantee's employment or service as a director are similar to those discussed above in connection with stock options.

        Performance Unit Awards.    The Committee may grant performance unit awards (other than to non-employee directors) which entitle the grantees to receive future payments based upon and subject to the achievement of preestablished long-term performance targets. In connection with such awards, the Committee is required to establish (i) performance periods of not less than two nor more than five years, (ii) the value of each performance unit and (iii) maximum and minimum performance targets to be achieved during the performance period. The Committee may adjust previously established performance targets or other terms and conditions of a performance unit award to reflect major unforeseen events or changes in circumstances, but such adjustments may not increase the payment due upon attainment of the previously established performance targets. Performance unit awards, to the extent earned, may be paid in cash or shares of Common Stock (or a combination thereof) as the Committee may determine.

        If the employment of a grantee of a performance unit award terminates prior to the end of an applicable performance period other than by reason of disability or death, then the award generally terminates. However, the 2005 Plan permits the Committee to make partial payments of performance unit awards if the Committee determines such action to be equitable. If the employment of a grantee of a performance unit award terminates as a result of the grantee's disability or death prior to the end of an applicable performance period, then the Committee may authorize the payment of all or a portion of the performance unit award (to the extent earned under the applicable performance targets) to the grantee or the grantee's legal representative.

        Restricted Stock Awards.    The Committee may grant restricted stock awards consisting of shares of Common Stock restricted against transfer, subject to a substantial risk of forfeiture and to other terms and conditions established by the Committee. The Committee must determine the restriction period applicable to a restricted stock award and the amount, form and time of payment (if any) required from the grantee of a restricted stock award in consideration of the issuance of the shares covered by such award. The Committee in its discretion may provide for the lapse in installments of the restrictions applicable to restricted stock awards and may waive the restrictions in whole or in part.

        If the employment of a grantee of a restricted stock award terminates for any reason while some or all of the shares covered by such award are still restricted, then the grantee's rights with respect to the restricted shares generally terminate. However, the Committee has the discretion to provide for complete or partial exemptions to such employment requirement.

        Stock Bonus Awards.    The Committee may grant a stock bonus award (other than to non-employee directors) based upon the performance of the Company, a subsidiary or a segment thereof in terms of preestablished objective financial criteria or performance goals or, in appropriate cases, such other measures or standards of performance (including but not limited to performance already accomplished) as the Committee may determine. The Committee may adjust preestablished financial criteria or performance goals to take into account unforeseen events or changes in circumstances, but such adjustments may not increase the amount of a stock bonus award. The Committee, in its discretion, may impose additional restrictions upon the shares of Common Stock which are the subject of a stock bonus award.

Miscellaneous Provisions

        The 2005 Plan will become effective on the date of its approval by the stockholders of the Company. Unless the 2005 Plan is sooner terminated by the Board, the 2005 Plan will terminate for purposes of further grants on December 31, 2014. Awards or options outstanding at the time of the termination of the 2005 Plan will remain in effect in accordance with their terms. The Board may amend the 2005 Plan at any time; however, stockholder approval must be obtained for any amendment for which approval is required in order to satisfy the applicable requirements of Section 16(b) of the Securities and Exchange Act of 1934, Section 162(m) of the Code, Section 422 of the Code or any regulation issued under any of such statutory provisions or the applicable requirements of any market or exchange on which shares of the Common Stock are listed or traded.

        Without stockholder approval, the Committee may not reduce the exercise price of an outstanding option or SAR or cancel or amend an outstanding option or SAR for the purpose of repricing, replacing or regranting such option or SAR with an exercise price which is lower than the original exercise price of such option or SAR.

        The Company's obligation to deliver shares of Common Stock or make cash payments under the 2005 Plan is subject to applicable tax withholding requirements; in the discretion of the Committee, required tax withholding amounts may or must be paid by the grantee in cash or shares of Common Stock having a fair market value equal to the required tax withholding amount.

Certain Federal Income Tax Consequences

        The following brief description of certain United States federal income tax consequences is based upon present federal income tax laws and regulations and does not purport to be a complete description of the federal income tax consequences of the 2005 Plan.

        Incentive Stock Options.    The grant of an incentive stock option under the 2005 Plan will not result in taxable income to the grantee or a tax deduction for the Company. If the grantee holds the shares purchased upon the exercise of an incentive stock option for at least one year after the purchase of the shares and until at least two years after the option was granted, then the grantee's sale of the shares will result in a long-term capital gain or loss, and the Company will not be entitled to any tax deduction. If the grantee sells or otherwise transfers the shares before such holding periods have elapsed, then the grantee generally will recognize ordinary income and the Company generally would be entitled to a tax deduction in an amount equal to the lesser of (i) the fair market value of the shares on the exercise date minus the option price or (ii) the amount realized upon the disposition minus the option price. Any gain in excess of such ordinary income portion would be taxable as long-term or short-term capital gain depending upon the grantee's holding period for the shares. The excess of the fair market value of the shares received on the option exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

        Non-Qualified Stock Options.    The grant of a non-qualified stock option under the 2005 Plan will not result in taxable income to the grantee or a tax deduction for the Company. Upon the exercise of a non-qualified stock option, the grantee will be taxed at ordinary income rates on the excess of the fair market value of the shares received over the option exercise price, and the Company generally will be entitled to a tax deduction in the same amount. The exercise price of the non-qualified stock option plus the amount included in the grantee's income as a result of the option exercise will be treated as the grantee's basis in the shares received, and any gain or loss on the subsequent sale of the shares will be treated as long-term or short-term capital gain or loss depending upon the grantee's holding period for the shares. The grantee's sale of shares acquired upon the exercise of a non-qualified stock option will have no tax consequences to the Company.

        Stock Appreciation Rights and Performance Unit Awards.    The grant of a SAR or a performance unit award under the 2005 Plan will not result in taxable income to the grantee or a tax deduction for the Company. Upon the exercise of a SAR or the receipt of cash or shares of Common Stock upon the payment of a performance unit award, the grantee will recognize ordinary income, and the Company generally will be entitled to a tax deduction in an amount equal to the fair market value of the shares plus any cash received.

        Restricted Stock Awards.    The grant of a restricted stock award should not result in taxable income for the grantee or a tax deduction for the Company if the shares of Common Stock transferred to the grantee are subject to restrictions which create a substantial risk of forfeiture of the shares by the grantee if certain conditions prescribed at the time of the grant are not subsequently satisfied. However, the grantee may elect within 30 days after the acquisition of the shares to recognize ordinary income on the date of the acquisition in an amount equal to the excess (if any) of the fair market of the shares on the date of the grant, determined without regard to the restrictions imposed on such shares (other than restrictions which by their terms will never lapse), over the amount (if any) paid for the shares. If the grantee does not make the election referred to in the preceding sentence, then, when the restrictions imposed upon the shares lapse or otherwise terminate, the grantee of the shares will recognize ordinary income in an amount equal to the excess (if any) of the fair market value of the shares on the date of such lapse or other termination over the amount (if any) paid for the shares. If and when the grantee of a restricted stock award recognizes ordinary income with respect to the shares covered by such award, the Company generally will be entitled to a tax deduction in the same amount. The amount paid by the grantee for restricted shares plus any amount recognized by the grantee as ordinary income under the rules described above will be treated as the grantee's basis in the shares; when the grantee sells the shares covered by a restricted share award following the lapse or other termination of the restrictions, any gain or loss on such sale will be treated as long-term or short-term capital gain or loss depending upon the grantee's holding period. Any dividends paid to the grantee of restricted shares while the shares are still subject to the restrictions would be treated as compensation for federal income tax purposes.

        Stock Bonus Awards.    When a stock bonus award is paid to a grantee by the delivery of shares of Common Stock, the grantee will recognize ordinary income and the Company generally will be entitled to a tax deduction in an amount equal to the fair market value of such shares at the time of such delivery. If, however, such shares are subject to any restrictions which create a substantial risk of forfeiture, then the tax rules described above with respect to restricted stock awards would be applicable.

Market Price

        The closing price of the Common Stock on the Nasdaq National Market on March 29, 2005, was $16.06 per share.

SHARES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table and footnotes provide information as of December 31, 2004, with respect to shares of Common Stock that may be issued under the Company's existing equity compensation plans.

Equity Compensation Plan Information

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,137,244	(2)	$20.42	6,205,735	(3)(5)
Equity compensation plans not approved by security holders(4)	890,414		15.21	524,221

Total	2,027,658		$18.13	6,729,956

(1)
The securities referred to in the foregoing table are shares of Common Stock.

(2)
The Company's 1996 Employee Stock Purchase Plan contains no provisions for the issuance of shares of Common Stock upon the exercise of options, warrants or rights. This number excludes shares remaining available for future issuance under such Plan; see footnote (3) below.

(3)
Includes the 491,899 shares of Common Stock remaining available for future issuance under the Company's 1996 Employee Stock Purchase Plan.

(4)
Consists solely of the Company's 2001 Stock Incentive Plan described below.

(5)
If the 2005 Stock Incentive Plan of the Company discussed in the previous section of this Proxy Statement is approved by the stockholders of the Company, then no further grants will be made under the 1996 Stock Incentive Plan of the Company. At December 31, 2004, 5,544,336 of these shares were available for future grants under the 1996 Stock Incentive Plan.

2001 Stock Incentive Plan

        General.    The Board approved and adopted the Company's 2001 Stock Incentive Plan (the "2001 Plan") in September 2001. The Company did not submit the 2001 Plan to the stockholders of the Company for approval. As of December 31, 2004, 3,000,000 shares of Common Stock had been authorized for issuance under the 2001 Plan, of which 1,585,365 shares had been issued. As of December 31, 2004, options covering an aggregate of 890,414 shares were outstanding under the 2001 Plan, and 524,221 shares remained available for future grants and awards under the 2001 Plan. The 2001 Plan will expire on December 31, 2010, or upon its earlier termination by the Board.

        Options and Awards.    The 2001 Plan authorizes the grant of (i) non-qualified stock options, (ii) stock appreciation rights, (iii) performance unit awards, (iv) restricted stock awards and (v) stock bonus awards to key employees of the Company who are responsible for or contribute to, or are likely to be responsible for or contribute to, the management, growth and success of the Company or any of its subsidiaries. However, no option or award may be granted under the 2001 Plan to officers or directors of the Company, any person who is a "covered employee" for purposes of Section 162(m) of the Internal Revenue Code of 1986 or any person who is subject to Section 16(b) of the Securities

Exchange Act of 1934 by reason of such person's position with the Company or any of its subsidiaries. The Company and its subsidiaries currently have approximately 2,500 employees who potentially are eligible to receive such a grant, but the Company expects that a substantial proportion of such employees will not receive any grant under the 2001 Plan.

        Administration.    The 2001 Plan is administered by the Compensation Committee of the Board. Such Committee has authority to interpret the 2001 Plan, to select the key employees to whom options or awards will be granted, to determine whether and to what extent options and awards will be granted, to determine the types of options and awards to be granted and the amount, size, terms and conditions of each option or award and to make other relevant determinations and administrative decisions relating to the 2001 Plan. The Compensation Committee may amend or terminate the 2001 Plan at any time; however, certain amendments of the 2001 Plan require stockholder approval under the rules of the NASD. The Compensation Committee may delegate to any officer or officers of the Company any of the Committee's duties, powers and authorities under the Plan upon such conditions and with such limitations as the Committee may determine.

INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of KPMG LLP served as the Company's independent public accountants for 2004 and has been selected by the Company's Audit Committee to serve in such capacity for 2005. The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, with the opportunity to make a statement if he or she desires to do so, and that such representative will be available to respond to appropriate questions.

        The following table sets forth (i) as "Audit Fees" the aggregate fees billed by KPMG LLP for 2004 and 2003 for professional services rendered for audits of the Company's financial statements (including work related to the issuance of an attestation report on management's assessment of, and the effectiveness of, the Company's internal controls over financial reporting as of December 31, 2004, as required by Section 404 of the Sarbanes-Oxley Act), reviews of financial statements included in the Company's quarterly reports to the SEC on Form 10-Q, and other statutory and regulatory filings, (ii) as "Audit-Related Fees" the aggregate fees billed by KPMG LLP in 2004 and 2003 for audits of an employee benefit plan and other miscellaneous audit-related projects, (iii) as "Tax Fees" the aggregate fees billed by KPMG LLP in 2004 and 2003 for federal, state and foreign tax compliance services and various post-acquisition tax services and analyses, including transfer pricing and international tax structuring, and (iv) as "All Other Fees" the aggregate fees billed by KPMG LLP in 2004 and 2003 for executive tax services:

	2004	2003
Audit Fees	$1,429,000	$640,529
Audit-Related Fees	32,200	9,250
Tax Fees	320,019	447,495
All Other Fees	2,500	7,800

        The Charter of the Company's Audit Committee requires the Committee to approve, in advance of the performance of the services, all audit and permissible non-audit services to be provided to the Company by the Company's independent accountants. The Audit Committee has delegated to the chairman of the Committee the authority to perform the Committee's responsibilities with respect to such approvals. The Committee chairman is required to report to the Committee at its next meeting on the manner in which such delegated performance was carried out by him. Since the May 6, 2003, effective date of the SEC rule stating that an accountant is not independent of an audit client if the services it provides to the client are not appropriately approved in accordance with such rule, each new engagement of KPMG LLP to provide services to the Company has been approved in advance either by the Audit Committee or by the chairman of the Committee pursuant to the delegated authority referred to above.

REPORT OF THE AUDIT COMMITTEE

        The purpose of the Audit Committee, as set forth in its charter, is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        We have implemented procedures to assure that the Audit Committee performs each of its responsibilities under its charter. During 2004, and thereafter through the completion of the audit of the Company's financial statements for such year, those procedures included regular meetings with management of the Company and with appropriate representatives of the Company's independent auditors.

        We reviewed and discussed both with management of the Company and with the Company's independent auditors, KPMG LLP, the Company's audited financial statements for 2004.

        We also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

        We received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with KPMG LLP its independence.

        Based upon the reviews and discussions referred to in the immediately preceding three paragraphs of this report, we recommended to the Board that the audited financial statements of the Company for 2004 be included in the Company's Annual Report on Form 10-K for such year for filing with the Securities and Exchange Commission.

Bernard W. Reznicek, Chairman George F. Haddix Janice I. Obuchowski

Audit Committee of the Board of Directors

OTHER MATTERS

        Because no stockholder has given the Company timely written notice of business not discussed in this Proxy Statement which such stockholder intends to bring before the Annual Meeting, under the bylaws of the Company no stockholder may properly bring any other business before the Annual Meeting. As of the date of this Proxy Statement, the Company does not know of any matter that may come before the Annual Meeting other than the matters discussed in this Proxy Statement; however, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy or their substitutes will have discretionary authority to vote on such matter in accordance with their judgment.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

        Under the bylaws of the Company, a stockholder who wishes to bring any business before the 2006 annual meeting of stockholders of the Company must give advance written notice to the Company of such business and of any proposal which such stockholder wishes to have included in the Company's proxy statement and on the Company's proxy card for such annual meeting. The notice must be sent to the Secretary of the Company at the principal executive office of the Company, must be received by the Secretary of the Company not later than December 2, 2005, and must contain certain information required by the bylaws of the Company. Such advance notice requirement applies to all matters even if a stockholder does not seek to include in the Company's proxy statement a proposal with respect to a particular matter.

        The bylaws of the Company also provide that stockholder nominations of persons for election to the Board are subject to certain advance notice and informational requirements.

        Copies of the Company's bylaws are available to stockholders upon request made to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

        The bylaw requirements referred to above do not supersede the conditions and requirements established by the SEC for stockholder proposals to be included in the Company's proxy materials for a meeting of stockholders, and in that regard stockholders also must comply with the applicable requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

        In some cases, only one copy of this Proxy Statement and the Company's Annual Report on SEC Form 10-K is being delivered to multiple stockholders who share an address, unless the Company has received contrary instructions from one or more of such stockholders. Upon written or oral request, the Company promptly will deliver a separate copy of this Proxy Statement and such Annual Report to a stockholder at a shared address to which only a single copy of such documents was delivered. To request a separate delivery of such documents now or in the future, a stockholder may submit a written request to the Investor Relations Department of the Company at the address appearing on the first page of this Proxy Statement or may submit an oral request to such department at (303) 796-2850. Stockholders sharing an address who currently receive multiple copies of the Company's proxy statements or annual reports and who would rather receive only a single copy of either or both of such documents may request such delivery by writing or calling the Investor Relations Department of the Company in the manner described above.

By Order of the Board of Directors

Joseph T. Ruble Secretary

April 5, 2005

ALL STOCKHOLDERS ARE WELCOME TO ATTEND THE ANNUAL MEETING. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOU ALSO MAY FILE YOUR PROXY BY TELEPHONE OR THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY. A PROMPT RESPONSE WILL FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND THE COMPANY WILL APPRECIATE YOUR COOPERATION. STOCKHOLDERS OF RECORD WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Appendix I

CSG SYSTEMS INTERNATIONAL, INC.

2005 STOCK INCENTIVE PLAN

        1.     Purpose. The purpose of the CSG Systems International, Inc. 2005 Stock Incentive Plan (the "Plan") is to foster and promote the long-term financial success of the Company and its Subsidiaries and thereby increase stockholder value by providing incentives to those officers and other key employees of the Company and its Subsidiaries who are likely to be responsible for achieving such financial success and by attracting and compensating knowledgeable and experienced non-employee directors of the Company whose services on the Board and its committees can assist such officers and other key employees in the achievement of such financial success.

        2.     Certain Definitions.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a particular section of the Code shall include any regulations issued under such section.

        "Committee" shall have the meaning provided in Section 3 of the Plan.

        "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

        "Company" means CSG Systems International, Inc., a Delaware corporation.

        "Disability" means (i) with respect to the exercise of an Incentive Stock Option after termination of employment, a disability within the meaning of Section 22(e)(3) of the Code and (ii) for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a grantee unable or incompetent to carry out the job responsibilities which such grantee held or the tasks to which such grantee was assigned (or, in the case of a non-employee director of the Company, the services in such capacity which such non-employee director is expected to perform) at the time the disability was incurred and which is expected to be permanent or for an indefinite duration exceeding one year.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Fair Market Value" means, as determined by the Committee, the last sale price of the Common Stock as quoted on the Nasdaq National Market System on the trading day for which the determination is being made, or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, if the Common Stock of the Company is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day for which the determination is being made, or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not quoted on such National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on the day for which the determination is being made as reported through Nasdaq, or, if bid and asked prices for the Common Stock on such day are not reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Committee, or, if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

1

        "Incentive Stock Option" means any stock option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

        "Non-Qualified Stock Option" means any stock option that is not intended to be an Incentive Stock Option, including any stock option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

        "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Performance Unit Award" means an award granted pursuant to Section 8.

        "Plan Year" means the twelve-month period beginning on January 1 and ending on December 31; provided, that the first Plan Year shall be a short Plan Year beginning on the date on which the Plan is approved by the stockholders of the Company and ending on December 31 of the calendar year during which such stockholder approval occurs.

        "Restricted Stock Award" means an award of Common Stock granted pursuant to Section 9.

        "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as in effect from time to time.

        "Stock Appreciation Right" means an award granted pursuant to Section 7.

        "Stock Bonus Award" means an award of Common Stock granted pursuant to Section 10.

        "Stock Option" means any option to purchase Common Stock granted pursuant to Section 6.

        "Subsidiary" means (i) as it relates to Incentive Stock Options, any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) for all other purposes, a corporation or other entity, domestic or foreign, of which not less than 50% of the voting shares or other voting interests are held by the Company or by a Subsidiary, whether or not such corporation or other entity now exists or hereafter is organized or acquired by the Company or by a Subsidiary. The plural form of such word is "Subsidiaries".

        3.     Administration. The Plan shall be administered by a committee composed solely of two or more members of the Board (the "Committee") selected by the Board, each of whom shall qualify as a "Non-Employee Director" within the meaning of Rule 16b-3 and as an "outside director" within the meaning of Section 162(m) of the Code.

        The Committee shall have authority to grant to eligible employees of the Company and its Subsidiaries and to non-employee directors of the Company, pursuant to the terms of the Plan, (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards, (d) Performance Unit Awards, (e) Stock Bonus Awards, or (f) any combination of the foregoing; provided, that the Committee may not grant Incentive Stock Options, Performance Unit Awards or Stock Bonus Awards to non-employee directors of the Company.

        Subject to the applicable provisions of the Plan, the Committee shall have authority to interpret the provisions of the Plan and to decide all questions of fact arising in the application of such provisions; to select the officers and other key employees of the Company and its Subsidiaries and the non-employee directors of the Company to whom awards or options shall be granted under the Plan; to determine whether and to what extent awards or options shall be granted under the Plan; to determine the types of awards and options to be granted under the Plan and the amount, size, terms and

2

conditions of each such award or option; to determine the time when awards or options shall be granted under the Plan; to determine whether, to what extent and under what circumstances the payment of Common Stock and other amounts payable with respect to an award granted under the Plan shall be deferred either automatically or at the election of the grantee; to determine the Fair Market Value of the Common Stock from time to time; to authorize persons to execute on behalf of the Company any agreement required to be entered into under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as the Committee from time to time shall deem advisable; and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

        Unless otherwise expressly provided in the Plan or by applicable law, all decisions and determinations made by the Committee in the administration and interpretation of the Plan or with respect to any ambiguous or disputed terms of any award or option shall be made in the sole discretion of the Committee and shall be final and binding on all persons, including but not limited to the Company and its Subsidiaries, the officers and other key employees of the Company and its Subsidiaries and the non-employee directors of the Company to whom awards and options are granted under the Plan, the heirs and legal representatives of such officers, key employees and non-employee directors, and the personal representatives and beneficiaries of the estates of such officers, key employees and non-employee directors.

        The Committee may, in its sole discretion, vary the provisions of the Plan (except the provisions of Sections 4, 13, 14, 21 (other than to require a grantee's consent to an amendment of an outstanding option or award), and 24 of the Plan) in order to conform such provisions to the legal requirements of each non-U.S. jurisdiction where a Subsidiary is located or to accomplish the purpose of the Plan with respect to persons employed in such non-U.S. jurisdictions who are eligible to receive awards and options under the Plan. The Committee may, where it deems appropriate in its sole discretion, establish one or more sub-plans for such purposes; and the Committee may, in its sole discretion, establish administrative rules and procedures to facilitate the operation of the Plan or such sub-plans in such non-U.S. jurisdictions. For purposes of clarity, the terms of the Plan which will vary in a particular non-U.S. jurisdiction shall be reflected in a written addendum to the Plan for such non-U.S. jurisdiction.

        The Committee may delegate to any officer or officers of the Company any of the Committee's duties, powers and authorities under the Plan upon such conditions and with such limitations as the Committee may determine; provided, that only the Committee may select for awards or options under the Plan, and make grants of awards or options under the Plan to, officers and other key employees of the Company or any Subsidiary who are subject to Section 16 of the Exchange Act at the time of such selection or the making of such a grant and non-employee directors of the Company.

        4.     Common Stock Subject to the Plan. Subject to adjustment pursuant to Section 19, the maximum number of shares of Common Stock which may be issued under the Plan is 12,400,000; and the Company shall reserve and keep available for issuance under the Plan such maximum number of shares, subject to adjustment pursuant to Section 19. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof. Shares awarded under the Plan as a Stock Bonus Award, Restricted Stock Award or Performance Unit Award shall be counted against the maximum number of shares of Common Stock which may be issued under the Plan as two shares for every one share granted as or issued in payment of such Award or by reference to which such Award is valued. Subject to adjustment pursuant to Section 19, the aggregate number of shares of Common Stock subject to or issuable in payment of (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Stock Bonus Awards, (iv) Restricted Stock Awards, or (v) Performance Unit Awards granted under the Plan in any Plan Year to any individual may not exceed 480,000, with shares awarded under the Plan to such individual as a Stock Bonus Award, Restricted Stock Award or Performance Unit Award being counted against such aggregate number as two shares for every one share granted as

3

or issued in payment of such Award or by reference to which such Award is valued. Except as otherwise provided in the Plan, any shares subject to a Stock Option or a Stock Appreciation Right which expires for any reason or terminates unexercised as to such shares shall again be available for the grant of awards or options under the Plan. Shares of Common Stock granted under the Plan as Restricted Stock Awards which are reacquired by the Company from the grantee pursuant to the terms of such grant shall not again be available for the grant of awards or options under the Plan, and shares of Common Stock retained by the Company in full or partial payment of an option exercise price pursuant to Section 6(d)(ii)(B) or withheld by the Company in satisfaction of any federal, state or local tax withholding requirement shall not again be available for the grant of awards or options under the Plan. If a Stock Appreciation Right is exercised by a grantee and the Company pays the award to the grantee in whole or in part in shares of Common Stock, then the number of shares reserved for issuance under the Plan shall be reduced by the number of shares covered by the Stock Appreciation Right as to which such exercise occurs. If a Stock Appreciation Right is exercised by a grantee and the Company pays the award to the grantee entirely in cash, then the shares covered by the Stock Appreciation Right as to which such exercise occurs shall again be available for the grant of awards or options under the Plan.

        5.     Eligibility to Receive Awards and Options. Awards and options may be granted under the Plan to those officers and other key employees of the Company or any Subsidiary who are responsible for or contribute to, or are likely to be responsible for or contribute to, the management, growth and success of the Company or any Subsidiary and to non-employee directors of the Company. The granting of an award or option under the Plan to an officer or other key employee of the Company or any Subsidiary shall conclusively evidence the Committee's determination that such grantee meets one or more of the criteria referred to in the preceding sentence.

        6.     Stock Options. A Stock Option may be an Incentive Stock Option or a Non-Qualified Stock Option. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. Stock Options may be granted alone or in addition to other awards made under the Plan. Stock Options shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)   Type of Option. Each option agreement shall identify the Stock Option represented thereby as an Incentive Stock Option or a Non-Qualified Stock Option, as the case may be.

          (b)   Option Price. The option exercise price per share shall not be less than the Fair Market Value of the Common Stock on the date the Stock Option is granted and in no event shall be less than the par value of the Common Stock.

          (c)   Term. Each option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as the Committee may determine at the time of the Stock Option grant; provided, that no Stock Option granted under the Plan shall be exercisable more than ten years after the date of its grant; and provided further, that each Stock Option granted under the Plan shall become exercisable one year after the date of its grant, unless the option agreement specifically provides otherwise. The Committee shall have authority to accelerate previously established exercise rights, subject to the requirements set forth in the Plan, under such circumstances and upon such terms and conditions as the Committee shall deem appropriate.

          (d)   Payment for Shares. The Committee may permit all or part of the payment of the option exercise price to be made (i) in cash, by check or by wire transfer or (ii) in shares of Common Stock (A) which already are owned by the optionee and which are surrendered to the Company in good form for transfer or (B) which are retained by the Company from the shares of the Common

4

  Stock which would otherwise be issued to the optionee upon the optionee's exercise of the Stock Option. Such shares shall be valued at their Fair Market Value on the date of exercise of the Stock Option. In lieu of payment in fractions of shares, payment of any fractional share amount shall be made in cash or check payable to the Company. The Committee also may provide that the exercise price may be paid by delivering a properly executed exercise notice in a form approved by the Committee together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the applicable sale or loan proceeds required to pay the exercise price. No shares of Common Stock shall be issued to any optionee upon the exercise of a Stock Option until the Company receives full payment therefor as described above.

          (e)   Rights upon Termination of Employment. In the event that an optionee ceases to be employed either by the Company or by a Subsidiary for any reason other than such optionee's death or Disability, any rights of the optionee under any Stock Option then in effect immediately shall terminate; provided, that the optionee (or the optionee's legal representative) shall have the right to exercise the Stock Option during its term within a period of three months after such termination of employment to the extent that the Stock Option was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee. Notwithstanding the foregoing provisions of this Section 6(e), the optionee (and the optionee's legal representative) shall not have any rights under any Stock Option, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under any Stock Option, if the Committee shall determine that (i) the employment of the optionee with the Company or any Subsidiary has been terminated for cause or (ii) the optionee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the optionee (and the optionee's legal representative) shall have no right under any Stock Option to purchase any shares of Common Stock regardless of whether the optionee (or the optionee's legal representative) shall have delivered a notice of exercise prior to the Committee's making of such determination. Any Stock Option may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Section 6(e) which has the effect of eliminating the Company's obligation to sell or deliver shares of Common Stock under such Stock Option.

          In the event that an optionee ceases to be employed either by the Company or by a Subsidiary by reason of such optionee's Disability, prior to the expiration of a Stock Option and without such optionee's having fully exercised such Stock Option, such optionee or such optionee's legal representative shall have the right to exercise such Stock Option during its term within a period of six months after such termination of employment to the extent that such Stock Option was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          In the event that an optionee ceases to be employed either by the Company or by a Subsidiary by reason of such optionee's death, prior to the expiration of a Stock Option and without such optionee's having fully exercised such Stock Option, the personal representative of such optionee's estate or the person who acquired the right to exercise such Stock Option by bequest or inheritance from such optionee shall have the right to exercise such Stock Option during its term within a period of twelve months after the date of such optionee's death to the extent that such Stock Option was exercisable at the time of such death or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          The foregoing provisions of this Section 6(e) shall not be applicable to non-employee directors of the Company.

5

          (f)    Rights Upon Termination of Service as a Non-Employee Director. Unless the applicable option agreement provides otherwise, if an optionee who is a non-employee director of the Company ceases to be a director of the Company for any reason other than retirement from the Board under the circumstances described in the following paragraph of this Section 6(f) or death, then each outstanding but unexercised Stock Option held by such optionee shall continue to be exercisable only to the extent that it was exercisable at the time that such optionee ceased to be a director of the Company and only until the earlier of (i) three months after such optionee ceased to be a director of the Company or (ii) the expiration of the term of such Stock Option.

          Unless the applicable option agreement provides otherwise, if an optionee who is a non-employee director of the Company ceases to be a director of the Company (other than by reason of death) and at the time of such occurrence (the "Retirement Date") is at least age 65 with ten or more years of service as a non-employee director of the Company or is at least age 70 with five or more years of service as a non-employee director of the Company, then each outstanding but unexercised Stock Option held by such optionee on the Retirement Date shall continue to be or become exercisable in accordance with its terms until the earlier of (i) five years after the Retirement Date or (ii) the expiration of the term of such Stock Option.

          Unless the applicable option agreement provides otherwise, if an optionee who is a non-employee director of the Company dies, then each outstanding but unexercised Stock Option which had been held by such grantee for at least twelve months as of the date of such optionee's death automatically shall become exercisable in full (if not already exercisable) upon such optionee's death. Each outstanding but unexercised Stock Option which becomes exercisable pursuant to the preceding sentence and each outstanding but unexercised Stock Option held by such optionee which was exercisable on the date of such optionee's death may be exercised by the legal representative of such optionee's estate or by the beneficiaries of such estate to whom such Stock Option is distributed until the earlier of (i) three years after the date of such optionee's death or (ii) the expiration of the term of such Stock Option.

          The foregoing provisions of this Section 6(f) shall be applicable only to non-employee directors of the Company.

To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted under the Plan (and all other plans of the Company and its Subsidiaries) become exercisable for the first time by any individual in any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. No Incentive Stock Option shall be granted to any employee if, at the time the option is granted, the employee (in his or her own right or by reason of the attribution rules applicable under Section 424(d) of the Code) owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary unless at the time such option is granted the option price is at least 110% of the Fair Market Value of the stock subject to such Stock Option and such Stock Option by its terms is not exercisable after the expiration of five years from the date of its grant.

        7.     Stock Appreciation Rights. Stock Appreciation Rights shall enable the grantees thereof to benefit from increases in the Fair Market Value of shares of Common Stock and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)   Award. A Stock Appreciation Right shall entitle the grantee, subject to such terms and conditions as the Committee may prescribe, to receive upon the exercise thereof an award equal to all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of the exercise of such right over (ii) a specified price which shall not

6

  be less than the Fair Market Value of the Common Stock at the time the right is granted or, if connected with a previously granted Stock Option, not less than the Fair Market Value of the Common Stock at the time such Stock Option was granted. Subject to the limitations set forth in Section 4, such award may be paid by the Company in cash, shares of Common Stock (valued at their then Fair Market Value) or any combination thereof, as the Committee may determine. Stock Appreciation Rights may be, but are not required to be, granted in connection with a previously or contemporaneously granted Stock Option.

          (b)   Term. Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee; provided, that no Stock Appreciation Right shall be exercisable more than ten years after the date of its grant; and provided further, that each Stock Appreciation Right granted under the Plan shall become exercisable one year after the date of its grant, unless the agreement specifically provides otherwise. The Committee shall have authority to accelerate previously established exercise rights, subject to the requirements set forth in the Plan, under such circumstances and upon such terms and conditions as the Committee shall deem appropriate.

          (c)   Rights upon Termination of Employment. In the event that a grantee of a Stock Appreciation Right ceases to be employed either by the Company or by a Subsidiary for any reason other than such grantee's death or Disability, any rights of the grantee under any Stock Appreciation Right then in effect immediately shall terminate; provided, that the grantee (or the grantee's legal representative) shall have the right to exercise the Stock Appreciation Right during its term within a period of three months after such termination of employment to the extent that the Stock Appreciation Right was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee. Notwithstanding the foregoing provisions of this Section 7(c), the grantee (and the grantee's legal representative) shall not have any rights under any Stock Appreciation Right, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under any Stock Appreciation Right, if the Committee shall determine that (i) the employment of the grantee with the Company or any Subsidiary has been terminated for cause or (ii) the grantee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the grantee (and the grantee's legal representative) shall have no right under any Stock Appreciation Right regardless of whether the grantee (or the grantee's legal representative) shall have delivered a notice of exercise prior to the Committee's making of such determination. Any Stock Appreciation Right may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Section 7(c) which has the effect of eliminating the Company's obligations under such Stock Appreciation Right.

          In the event that a grantee of a Stock Appreciation Right ceases to be employed either by the Company or by a Subsidiary by reason of such grantee's Disability, prior to the expiration of a Stock Appreciation Right and without such grantee's having fully exercised such Stock Appreciation Right, such grantee or such grantee's legal representative shall have the right to exercise such Stock Appreciation Right during its term within a period of six months after such termination of employment to the extent that such Stock Appreciation Right was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          In the event that a grantee of a Stock Appreciation Right ceases to be employed either by the Company or by a Subsidiary by reason of such grantee's death, prior to the expiration of a Stock Appreciation Right and without such grantee's having fully exercised such Stock Appreciation

7

  Right, the personal representative of the grantee's estate or the person who acquired the right to exercise such Stock Appreciation Right by bequest or inheritance from such grantee shall have the right to exercise such Stock Appreciation Right during its term within a period of twelve months after the date of such grantee's death to the extent that such Stock Appreciation Right was exercisable at the time of such death or within such other period and subject to such other terms and conditions as may be specified by the Committee.

          The foregoing provisions of this Section 7(c) shall not be applicable to non-employee directors of the Company.

          (d)   Rights Upon Termination of Service as a Non-Employee Director. Unless the applicable agreement provides otherwise, if a grantee of a Stock Appreciation Right who is a non-employee director of the Company ceases to be a director of the Company for any reason other than retirement from the Board under circumstances described in the following paragraph of this Section 7(d) or death, then each outstanding but unexercised Stock Appreciation Right held by such grantee shall continue to be exercisable only to the extent that it was exercisable at the time that such grantee ceased to be a director of the Company and only until the earlier of (i) three months after such grantee ceased to be a director of the Company or (ii) the expiration of the term of such Stock Appreciation Right.

          Unless the applicable agreement provides otherwise, if the grantee of a Stock Appreciation Right who is a non-employee director of the Company ceases to be a director of the Company (other than by reason of death) and at the time of such occurrence (the "Retirement Date") is at least age 65 with ten or more years of service as a director of the Company or is at least age 70 with five or more years of service as a director of the Company, then each outstanding but unexercised Stock Appreciation Right held by such grantee on the Retirement Date shall continue to be or become exercisable in accordance with its terms until the earlier of (i) five years after the Retirement Date or (ii) the expiration of the term of such Stock Appreciation Right.

          Unless the applicable agreement provides otherwise, if the grantee of a Stock Appreciation Right who is a non-employee director of the Company dies, then each outstanding but unexercised Stock Appreciation Right which had been held by such grantee for at least twelve months as of the date of such grantee's death automatically shall become exercisable in full (if not already exercisable) upon such grantee's death. Each outstanding but unexercised Stock Appreciation Right which becomes exercisable pursuant to the preceding sentence and each outstanding but unexercised Stock Appreciation Right held by such grantee which was exercisable on the date of such grantee's death may be exercised by the legal representative of such grantee's estate or by the beneficiaries of such estate to whom such Stock Appreciation Right is distributed until the earlier of (i) three years after the date of such grantee's death or (ii) the expiration of the term of such Stock Appreciation Right.

          The foregoing provisions of this Section 7(d) shall be applicable only to non-employee directors of the Company.

        8.     Performance Unit Awards. Performance Unit Awards shall entitle the grantees thereof to receive future payments based upon and subject to the achievement of preestablished long-term performance targets and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)   Performance Period. The Committee shall establish with respect to each Performance Unit Award a performance period of not fewer than two years nor more than five years.

8

          (b)   Unit Value. The Committee shall establish with respect to each Performance Unit Award a value for each unit which shall not change thereafter or which may vary thereafter on the basis of criteria specified by the Committee.

          (c)   Performance Targets. The Committee shall establish with respect to each Performance Unit Award maximum and minimum performance targets to be achieved during the applicable performance period. The achievement of the maximum targets shall entitle a grantee to payment with respect to the full value of a Performance Unit Award. The achievement of less than the maximum targets, but in excess of the minimum targets, shall entitle a grantee to payment with respect to a portion of a Performance Unit Award according to the level of achievement of the applicable targets as specified by the Committee. To the extent the Committee deems necessary or appropriate to protect against the loss of deductibility pursuant to Section 162(m) of the Code, such targets shall be established in conformity with the requirements of Section 162(m) of the Code.

          (d)   Performance Measures. Performance targets established by the Committee shall relate to corporate, division, subsidiary, group or unit performance in terms of objective financial criteria or performance goals which satisfy the requirements of Section 162(m) of the Code or, with respect to grantees not subject to Section 162(m) of the Code, such other measures or standards of performance as the Committee may determine. Multiple targets may be used and may have the same or different weighting, and the targets may relate to absolute performance or relative performance measured against other companies, businesses or indexes.

          (e)   Adjustments. At any time prior to the payment of a Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions of such Performance Unit Award, including the Company's or another company's financial performance for Plan purposes, in order to reduce or eliminate, but not to increase, the payment with respect to a Performance Unit Award that otherwise would be due upon the attainment of such previously established performance targets. Such adjustments shall be made to reflect major unforeseen events or changes in circumstances affecting the Company such as but not limited to changes in laws, regulations or accounting principles, mergers, acquisitions or divestitures, or other extraordinary, unusual or nonrecurring items or events.

          (f)    Payment of Performance Unit Awards. Upon the conclusion of each performance period, the Committee shall determine the extent to which the applicable performance targets have been attained and any other terms and conditions have been satisfied for such period and shall provide such certification thereof as may be necessary to satisfy the requirements of Section 162(m) of the Code. The Committee shall determine what, if any, payment is due on a Performance Unit Award and, subject to the limitations set forth in Section 4, whether such payment shall be made in cash, shares of Common Stock (valued at their then Fair Market Value) or a combination thereof. Payment of a Performance Unit Award shall be made in a lump sum or in installments, as determined by the Committee, commencing as promptly as practicable after the end of the performance period unless such payment is deferred upon such terms and conditions as may be specified by the Committee.

          (g)   Termination of Employment. In the event that a grantee of a Performance Unit Award ceases to be employed either by the Company or by a Subsidiary for any reason other than such grantee's death or Disability, any rights of such grantee under any Performance Unit Award then in effect whose performance period has not ended shall terminate immediately; provided, that the Committee may authorize the partial payment of any such Performance Unit Award if the Committee determines such action to be equitable.

          In the event that a grantee of a Performance Unit Award ceases to be employed either by the Company or by a Subsidiary by reason of such grantee's death or Disability, any rights of such

9

  grantee under any Performance Unit Award then in effect whose performance period has not ended shall terminate immediately; provided, that the Committee may authorize the payment to such grantee or such grantee's legal representative of all or any portion of such Performance Unit Award to the extent earned under the applicable performance targets, even though the applicable performance period has not ended, upon such terms and conditions as may be specified by the Committee.

        9.     Restricted Stock Awards. Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer, subject to a substantial risk of forfeiture and to other terms and conditions intended to further the purpose of the Plan as the Committee may determine, and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

          (a)   Restriction Period. The Common Stock covered by Restricted Stock Awards shall be subject to the applicable restrictions established by the Committee over such period as the Committee shall determine. To the extent the Committee deems necessary or appropriate to protect against the loss of deductibility pursuant to Section 162(m) of the Code, Restricted Stock Awards also may be subject to the attainment of one or more preestablished performance objectives which relate to corporate, subsidiary, division, group or unit performance in terms of objective financial criteria or performance goals which satisfy the requirements of Section 162(m) of the Code; provided, that any such preestablished financial criteria or performance goals subsequently may be adjusted by the Committee to reduce or eliminate, but not to increase, a Restricted Stock Award in order to take into account unforeseen events or changes in circumstances affecting the Company such as but not limited to changes in laws, regulations or accounting principles, mergers, acquisitions or divestitures, or other extraordinary, unusual or nonrecurring items or events.

          (b)   Restriction upon Transfer. Shares of Common Stock covered by Restricted Stock Awards may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, except as provided in the Plan or in any Restricted Stock Award agreement entered into between the Company and a grantee, during the restriction period applicable to such shares. Notwithstanding the foregoing provisions of this Section 9(b), and except as otherwise provided in the Plan or the applicable Restricted Stock Award agreement, a grantee of a Restricted Stock Award shall have all of the other rights of a holder of Common Stock including but not limited to the right to receive dividends and the right to vote such shares.

          (c)   Payment. The Committee shall determine the amount, form and time of payment, if any, that shall be required from the grantee of a Restricted Stock Award in consideration of the issuance and delivery of the shares of Common Stock covered by such Restricted Stock Award.

          (d)   Certificates. Each certificate issued in respect of shares of Common Stock covered by a Restricted Stock Award shall be registered in the name of the grantee and shall bear substantially the following legend (in addition to any other legends which may be appropriate):

    "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the CSG Systems International, Inc. 2005 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and CSG Systems International, Inc. Release from such terms and conditions may be obtained only in accordance with the provisions of such Plan and Agreement, a copy of each of which is on file in the office of the Secretary of CSG Systems International, Inc."

10

  The Committee may require the grantee of a Restricted Stock Award to enter into an escrow agreement providing that the certificates representing the shares covered by such Restricted Stock Award will remain in the physical custody of an escrow agent until all restrictions are removed or expire and may require that the certificates held in such escrow be accompanied by a stock power, endorsed in blank by the grantee, relating to the Common Stock covered by such certificates. The Company also may use a book-entry system of uncertificated shares to administer grants of Restricted Stock Awards and to effect any withholding required by Section 15.

          (e)   Lapse of Restrictions. Except for preestablished performance objectives established with respect to Restricted Stock Awards to grantees subject to Section 162(m) of the Code, the Committee may provide for the lapse of restrictions applicable to Common Stock subject to Restricted Stock Awards in installments and may waive such restrictions in whole or in part based upon such factors and such circumstances as the Committee shall determine. Upon the lapse of such restrictions, subject to the provisions of Section 15, certificates for shares of Common Stock, free of the restrictive legend set forth in Section 9(d), shall be issued to the grantee or the grantee's legal representative automatically in the case of certificated shares or upon the request of the grantee in the case of uncertificated shares. The Committee shall have authority to accelerate the expiration of the applicable restriction period with respect to all or any portion of the shares of Common Stock covered by a Restricted Stock Award except, with respect to grantees subject to Section 162(m) of the Code, to the extent such acceleration would result in the loss of the deductibility of such Restricted Stock Award pursuant to Section 162(m) of the Code.

          (f)    Termination of Employment. In the event that a grantee of a Restricted Stock Award ceases to be employed either by the Company or by a Subsidiary or to serve as a non-employee director of the Company for any reason, any rights of such grantee with respect to shares of Common Stock that remain subject to restrictions under such Restricted Stock Award shall terminate immediately, and any shares of Common Stock covered by a Restricted Stock Award with unlapsed restrictions shall be subject to reacquisition by the Company upon the terms set forth in the applicable agreement with such grantee. The Committee may provide for complete or partial exceptions to such employment or service requirement if the Committee determines such action to be equitable.

        10.   Stock Bonus Awards. The Committee may grant a Stock Bonus Award to an eligible grantee under the Plan based upon corporate, division, subsidiary, group or unit performance in terms of preestablished objective financial criteria or performance goals or, with respect to participants not subject to Section 162(m) of the Code, such other measures or standards of performance (including but not limited to performance already accomplished) as the Committee may determine; provided, that any such preestablished financial criteria or performance goals subsequently may be adjusted to reduce or eliminate, but not to increase, a Stock Bonus Award in order to take into account unforeseen events or changes in circumstances affecting the Company such as but not limited to changes in laws, regulations or accounting principles, mergers, acquisitions or divestitures, or other extraordinary, unusual or nonrecurring items or events.

        If appropriate in the sole discretion of the Committee, Stock Bonus Awards shall be evidenced by agreements in such form as the Committee shall approve from time to time. In addition to any applicable performance goals or standards and subject to the terms of the Plan, shares of Common Stock which are the subject of a Stock Bonus Award may be (i) subject to additional restrictions (including but not limited to restrictions on transfer) or (ii) granted directly to a grantee free of any restrictions, as the Committee shall deem appropriate.

        11.   General Restrictions. Each award or grant under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or

11

federal law, (ii) the consent or approval of any governmental regulatory body, or (iii) an agreement by the grantee of an award or grant with respect to the disposition of the shares of Common Stock subject or related thereto is necessary or desirable as a condition of, or in connection with, such award or grant or the issuance or purchase of shares of Common Stock thereunder, then such award or grant may not be consummated and any rights thereunder may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained upon conditions acceptable to the Committee. Awards or grants under the Plan shall be subject to such additional terms and conditions, not inconsistent with the Plan, as the Committee in its sole discretion deems necessary or desirable, including but not limited to such terms and conditions as are necessary to enable a grantee to avoid any short-swing profit recapture liability under Section 16 of the Exchange Act.

        12.   Single or Multiple Agreements. Multiple forms of awards or grants or combinations thereof may be evidenced either by a single agreement or by multiple agreements, as determined by the Committee.

        13.   Rights of a Stockholder. Unless otherwise provided by the Plan, the grantee of any award or grant under the Plan shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject or related to such award or grant unless and until certificates for such shares of Common Stock are issued to such grantee or until uncertificated shares have been credited to an account established for such grantee.

        14.   No Right to Continue Employment or Service as a Director. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any grantee who is an employee of the Company or any Subsidiary the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of such grantee with or without cause. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any grantee who is a non-employee director of the Company the right to continue to serve as a director of the Company.

        15.   Withholding. The Company's obligation to (i) deliver shares of Common Stock or pay cash upon the exercise of any Stock Option or Stock Appreciation Right, (ii) deliver shares of Common Stock or pay cash in payment of any Performance Unit Award, (iii) deliver stock certificates upon the vesting of any Restricted Stock Award, and (iv) deliver shares of Common Stock upon the grant of any Stock Bonus Award shall be subject to applicable federal, state and local tax withholding requirements. In the discretion of the Committee, amounts required to be withheld for taxes may or must be paid by the grantee in cash or shares of Common Stock (either through the surrender of previously held shares of Common Stock or the withholding of shares of Common Stock otherwise issuable or deliverable upon the exercise, payment or vesting of such Stock Option, Stock Appreciation Right or Award) having a Fair Market Value equal to the required tax withholding amount and upon such other terms and conditions as the Committee shall determine; provided, that any election by a grantee subject to Section 16(b) of the Exchange Act to pay any tax withholding in shares of Common Stock shall be subject to and must comply with any applicable rules under Section 16(b) of the Exchange Act.

        16.   Indemnification. No member of the Board or the Committee, and no officer or employee of the Company or a Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any award or option granted under the Plan; and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary acting on their behalf shall, to the fullest extent permitted by law, be fully indemnified and held harmless by the Company in respect of any such action, determination or interpretation.

        17.   Non-Assignability. No award or grant under the Plan shall be assignable or transferable by the recipient thereof except by will, by the laws of descent and distribution or, in the case of awards or grants other than Incentive Stock Options, pursuant to a qualified domestic relations order. No right or

12

benefit under the Plan shall be liable for the debts, liabilities, or alimony or child support obligations of the person entitled to such right or benefit, either by assignment, attachment or any other method, and shall not be subject to be taken by the creditors or alimony or child support obligees of the person entitled to such right or benefit by any process whatsoever.

        18.   Nonuniform Determinations. The Committee's determinations under the Plan (including but not limited to determinations of the persons to receive awards or grants, the form, amount and timing of such awards or grants, the terms and provisions of such awards or grants and the agreements evidencing them, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among the persons who receive, or are eligible to receive, awards or grants under the Plan, whether or not such persons are similarly situated.

        19.   Adjustments. In the event of any change in the outstanding shares of Common Stock, by reason of a stock dividend or distribution, stock split, recapitalization, merger, reorganization, consolidation, split-up, spin-off, combination of shares, exchange of shares or other change in corporate structure affecting the Common Stock, the Committee shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) reserved for issuance under the Plan, (ii) for which grants or awards may be made to an individual grantee, and (iii) covered by outstanding awards and grants denominated in shares or units of Common Stock, (b) the exercise or other applicable price related to outstanding awards or grants, and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding awards or grants and shall make such other adjustments as may be equitable under the circumstances; provided, that the number of shares subject to any award or grant always shall be a whole number.

        20.   Terms of Payment. Subject to any other applicable provisions of the Plan and to any applicable laws, whenever payment by a grantee is required with respect to shares of Common Stock which are the subject of an award or grant under the Plan, the Committee shall determine the time, form and manner of such payment, including but not limited to lump-sum payments and installment payments upon such terms and conditions as the Committee may prescribe. Installment payment obligations of a grantee may be evidenced by full-recourse, limited-recourse or non-recourse promissory notes or other instruments, with or without interest and with or without collateral or other security as the Committee may determine.

        21.   Termination and Amendment. The Board may terminate the Plan or amend the Plan or any provision thereof at any time, including but not limited to amendments to the Plan necessary to comply with the requirements of Section 16(b) of the Exchange Act, Section 162(m) of the Code, Section 422 of the Code or regulations issued under any of such statutory provisions. The termination or any amendment of the Plan shall not, without the consent of a grantee, adversely affect such grantee's rights under an award or grant previously made to such grantee under the Plan. The Committee may amend the terms of any award or grant previously made under the Plan, prospectively or retroactively; but, subject to the provisions of Section 19, no such amendment shall (i) except as otherwise expressly permitted by the Plan, adversely affect the rights of the grantee of such award or grant without such grantee's consent or (ii) without stockholder approval, reduce the exercise price of an outstanding Stock Option or Stock Appreciation Right or cancel or amend an outstanding Stock Option or Stock Appreciation Right for the purpose of repricing, replacing or regranting such Stock Option or Stock Appreciation Right with an exercise price that is less than the original exercise price of such Stock Option or Stock Appreciation Right. Notwithstanding the foregoing provisions of this Section 21, stockholder approval of any action referred to in this Section 21 shall be required whenever necessary to satisfy the applicable requirements of Section 16(b) of the Exchange Act, Section 162(m) of the Code, Section 422 of the Code or any regulations issued under any of such statutory provisions or the applicable requirements of any market or exchange on which shares of the Common Stock are listed or traded.

13

        22.   Severability. With respect to participants subject to Section 16 of the Exchange Act, (i) the Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor to such rule, (ii) all transactions involving grantees who are subject to Section 16(b) of the Exchange Act are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan, and (iii) any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to grantees who are subject to Section 16(b) of the Exchange Act. If any of the terms or provisions of the Plan, or awards or grants made under the Plan, conflict with the requirements of Section 162(m) or Section 422 of the Code with respect to awards or grants intended to be subject to or governed by Section 162(m) or Section 422 of the Code, as the case may be, then such terms or provisions shall be deemed to be inoperative to the extent they so conflict with the requirements of Section 162(m) or Section 422 of the Code, as the case may be. With respect to an Incentive Stock Option, if the Plan does not contain any provision required to be included in the Plan under Section 422 of the Code (as amended from time to time) or any successor to such section, then such provision shall be deemed to be incorporated in the Plan with the same force and effect as if such provision had been expressly set out in the Plan.

        23.   Effect on Other Plans. Participation in the Plan shall not affect the eligibility of an employee or a non-employee director of the Company to participate in any other benefit or incentive plan of the Company or any Subsidiary. Any awards made pursuant to the Plan shall not be taken into account in determining the benefits provided or to be provided under any other plan of the Company or any Subsidiary unless otherwise specifically provided in such other plan.

        24.   Term of Plan. The Plan shall become effective on the date of its approval by the stockholders of the Company and shall terminate for purposes of further grants on the first to occur of (i) December 31, 2014, or (ii) the effective date of the termination of the Plan by the Board pursuant to Section 21. No awards or options may be granted under the Plan after the termination of the Plan, but such termination shall not affect any awards or options outstanding under the Plan at the time of such termination or the authority of the Committee to continue to administer the Plan apart from the making of further grants.

        25.   Governing Law. The Plan shall be governed by and construed in accordance with the laws of Delaware.

14

	DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZCSG42
PROXY
CSG SYSTEMS INTERNATIONAL, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Neal C. Hansen and Edward C. Nafus, and each or either of them, as attorneys and proxies of the undersigned, with full power of substitution to each of them, to vote all shares of stock of CSG Systems International, Inc. (the "Corporation") standing in the name of the undersigned at the annual meeting of stockholders of the Corporation to be held at the office of the Corporation, 7887 E. Belleview Avenue, Suite 1000, Englewood, Colorado, at 8:00 a.m. (Mountain Time) on May 27, 2005, and at any adjournments thereof, on the matters set forth on the reverse side hereof and in their discretion on any other matters that properly may come before such meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AS DIRECTORS AND FOR THE OTHER MATTER SET FORTH ON THE REVERSE SIDE HEREOF.

The undersigned hereby ratifies and confirms all that either of such attorneys and proxies, or their substitutes, may do or cause to be done by virtue hereof and acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Corporation to be held on May 27, 2005, the Proxy Statement of the Corporation for such Annual Meeting, and the 2004 Annual Report of the Corporation on SEC Form 10-K.
SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

CSG SYSTEMS
INTERNATIONAL, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.
Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/csgs	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)
If you vote over the Internet or by telephone, please do not mail your card.

[CSGCM—CSG SYSTEMS INTERNATIONAL, INC.] [FILE NAME: ZCSG41.ELX] [VERSION—F1(1)] [03/19/04] [orig. 03/19/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZCSG41

☒	Please mark votes as in this example.	#CSG

1.	Election of Directors.					2.	Approval of the Corporation's 2005 Stock Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Nominee:	(01) Bernard W. Reznicek, (02) Donald V. Smith

		FOR THE NOMINEE	☐	☐	WITHHELD FROM THE NOMINEE

		☐
			For all nominees except as noted above

						MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

						PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

						NOTE: Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations, partnerships and limited liability companies should sign in their names by an authorized officer, partner, member or manager.

Signature:	Date:	Signature:	Date:

QuickLinks

BENEFICIAL OWNERSHIP OF COMMON STOCK
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE
PROPOSAL TO APPROVE THE COMPANY'S 2005 STOCK INCENTIVE PLAN
SHARES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE
OTHER MATTERS
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
CSG SYSTEMS INTERNATIONAL, INC. 2005 STOCK INCENTIVE PLAN